Exhibit 10.85

AMENDED AND RESTATED ADMINISTRATION AGREEMENT
among
FEDERAL NATIONAL MORTGAGE ASSOCIATION
and
FEDERAL HOME LOAN MORTGAGE CORPORATION
and
U.S. BANK NATIONAL ASSOCIATION
Dated as of January 22, 2010

          This AMENDED AND RESTATED ADMINISTRATION AGREEMENT is dated as of January 22, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, this “Agreement”), among the FEDERAL NATIONAL MORTGAGE ASSOCIATION, a government sponsored enterprise (“Fannie Mae”), the FEDERAL HOME LOAN MORTGAGE CORPORATION, a government sponsored enterprise (“Freddie Mac”) (Fannie Mae and Freddie Mac are herein referred to as the “GSEs” and, each, a “GSE”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as custodian, collection agent, paying agent and administrator (the “Administrator”) under this Agreement.
WITNESSETH:
          WHEREAS, pursuant to that certain Memorandum of Understanding, dated October 19, 2009 (as amended from time to time, the “MOU”), among the United States Department of the Treasury (“Treasury”), the Federal Housing Finance Agency, Fannie Mae and Freddie Mac, the parties thereto have agreed to, among other things, facilitate financing for various state and local housing finance agencies (the “HFAs”) to serve homebuyers and low and moderate income renters (the “HFA Initiative”);
          WHEREAS, Treasury requested that the Federal Housing Finance Agency and the GSEs help Treasury design and implement the programs set forth in the MOU in order to facilitate financing for the state and local housing finance agencies, and to implement the HFA Initiative, including implementing the Temporary Credit and Liquidity Facility Program (as defined below) and the New Issue Bond Program contemplated in the MOU, the New Issue Bond Program Agreement (as defined below) and the Purchase Agreements (as defined below);
          WHEREAS, from time to time, and in accordance with the terms of the MOU and the New Issue Bond Program Agreement and in furtherance of the purposes of the HFA Initiative, the following concurrent transactions will occur:
     (A) In accordance with the terms of the Placement Agreements and Settlement Agreements (as such terms are defined below), the HFAs will exchange the Program Bonds (as defined below), which will be held by the Administrator as the bailee of and custodian for the GSEs or GSE Trusts, for the related GSE Securities;
     (B) In connection with the receipt by the Administrator of the Program Bonds, the Administrator will deliver to each GSE a Custodial Receipt (as defined below) evidencing that the Administrator holds the Program Bonds as the bailee of and custodian for the GSEs or GSE Trusts;
     (C) Each GSE will enter into a trust agreement (each, a “GSE Trust Agreement”) pursuant to which it, in its corporate capacity, will deliver its related Custodial Receipts to itself as trustee of a trust (each, a “GSE Trust”) established by the GSE under a GSE Trust Agreement;

     (D) Each GSE will issue and deliver on behalf and at the direction of the HFA to Treasury’s Financial Agent, a series (each, a “Program Bond Series”) of GSE Securities that evidence each GSE’s undivided 50% beneficial ownership interest in the related Program Bonds; and
     (E) Subject to the provisions of the Settlement Agreements, Treasury will cause Treasury’s Financial Agent to pay to the Closing Agent (as defined below) funds representing the agreed purchase prices of the Program Bonds, which funds the Closing Agent will remit to the HFA Trustees in payment of the respective purchase prices of the related GSE Securities after remitting to or on behalf of the GSEs or their representatives the fees and expenses that are due to them with respect to such GSE Securities;
          WHEREAS, from time to time, the GSEs, upon the occurrence of certain events, will acquire Bank Bonds (as defined below) under the Temporary Credit and Liquidity Facility Program and desire the Administrator to hold such Bank Bonds on their behalf and to deliver Custodial Receipts to the GSEs evidencing that the Administrator is holding such Bank Bonds on their behalf;
          WHEREAS, the Bank Bonds are subject to immediate securitization at the option of the GSEs or at the request of Treasury, whereby each GSE will deliver the Custodial Receipts relating to such Bank Bonds to its GSE Trust;
          WHEREAS, in connection with the securitization of Bank Bonds, each GSE shall issue and deliver to Treasury’s Financial Agent, a series (each, a “Bank Bond Series”) of GSE Securities which will represent undivided 50% beneficial ownership interests in such Bank Bonds that are held by the related GSE Trust and that were securitized;
          WHEREAS, the GSEs desire to appoint the Administrator to act as custodian for the Program Bonds and the Bank Bonds acquired under the TCLF Program, to act as collection agent with respect to the Program Bonds, the Bank Bonds and certain other amounts due under the Temporary Credit and Liquidity Program, to act as paying agent with respect to the Freddie Mac Securities, to act as FAST agent for each GSE, to maintain certain records, perform certain calculations and prepare certain reports with respect to the Program Bonds, Bank Bonds and GSE Securities and to perform certain other administrative functions, all as set forth in this Agreement;
          WHEREAS, the Administrator has the capacity to provide the respective services required hereby and is willing to perform such services for the GSEs and the GSE Trusts on the terms set forth herein;
          WHEREAS, the GSEs and the Administrator previously entered into an Administration Agreement, dated as of December 1, 2009 (the “Existing Administration Agreement”); and

          WHEREAS, the parties have requested that the Existing Administration Agreement be amended and restated on the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Existing Administration Agreement is hereby amended and restated in its entirety as follows:
          Section 1. Definitions and Rules of Construction.
          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.
          “Administrator Fee” means (a) with respect to the Program Bonds, the sum of (i) the amount set forth on the Program Bond Fee Schedule as the Administrator Fee and (ii) any reasonable out-of-pocket expenses incurred in connection with its duties under this Agreement with respect to the Program Bonds, including but not limited to fees charged to the Administrator by DTC and (b) with respect to the Temporary Credit and Liquidity Facility Program, the sum of (i) the amount set forth on the TCLF Fee Schedule as the Administrator Fee and (ii) any reasonable out-of-pocket expenses incurred in connection with its duties under this Agreement with respect to the TCLFs, including but not limited to fees charged to the Administrator by DTC.
          “Advance Reimbursements” has the meaning given to such term in Section 6(e) of this Agreement.
          “Advances” means amounts drawn on a Temporary Credit and Liquidity Facility as Credit Advances or as Liquidity Advances.
          “Agent” means U.S. Bank National Association as escrow agent pursuant to the Global Escrow Agreement.
          “Authorized Officer” means, with respect to the Administrator, any officer assigned to the Corporate Trust Office of the Administrator, including any president, senior vice president, vice president, assistant vice president, or any other trust officer of the Administrator customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
          “Authorized Person” means a person whose name, title and signature appear on Exhibit D attached to this Agreement (as such exhibit may be updated from time to time by the GSEs).
          “Bank Bond” means any VRDOs that were tendered for purchase by a Bond holder and were put to the GSEs under a TCLF and have not yet been remarketed to a new Bond holder.

          “Bank Bond Additional Interest” means the interest payable to Treasury in connection with any Bank Bonds being held pursuant to this Agreement, as such interest is described and calculated in the TCLF Fee Schedule.
          “Bank Bond Collection Account” means the segregated trust account of that name established for the Bank Bonds received hereunder pursuant to Section 3(b) of this Agreement. The Administrator may establish sub-accounts of the Bank Bond Collection Account if it determines that such sub-accounts will ease the administration of funds in such account.
          “Bank Bond Fee Shortfall” has the meaning given to such term in Section 11(b) of this Agreement.
          “Bank Bond Guarantee Fee” means the fee payable to the GSEs in connection with any Bank Bonds being held pursuant to this Agreement, as such fee is described and calculated in the TCLF Fee Schedule.
          “Bank Bond Securitization Fee” means the fee payable to the GSEs in connection with any Bank Bonds that are securitized, as such fee is described and calculated in the TCLF Fee Schedule.
          “Bank Bond Series” has the meaning given to such term in the recitals of this Agreement.
          “Bond Administration Report” has the meaning given to such term in Section 13(c) of this Agreement.
          “Bond Payments” mean any one or more of the payments of principal of and/or interest on the Bonds (including in the case of the Bank Bonds, proceeds from the sale of such Bank Bonds in a remarketing) being held hereunder by the Administrator.
          “Bonds” means, as the case may be, Bank Bonds or Program Bonds.
          “Business Day” means any day that is not (i) a Saturday, a Sunday, or any other day on which Fannie Mae, Freddie Mac or the Administrator is not open for business, (ii) a day on which banking institutions in New York are permitted or required by law or executive order to be closed or (iii) a day on which the Federal Reserve Bank of New York or Treasury is closed.
          “Closing Agent” means U.S. Bank National Association, in its role as escrow and closing agent under the applicable Settlement Agreement.
          “Closing Agent Fee” means the one-time fee payable to the Closing Agent in connection with its role as escrow and closing agent under the Settlement Agreement, as such fee is described and calculated in the Program Bond Fee Schedule.
          “Collection Account” means any of the Bank Bond Collection Account, the Legal Deposit Collection Account, the Program Bond Collection Account or the TCLF Fee Collection Account, as applicable.

          “Conversion” means the conversion or the converting of the interest rate on all or a portion of the Pre-Conversion Bonds from a Short-Term Rate to a Permanent Rate (as such terms are defined in the related Supplemental Indenture).
          “Corporate Trust Office” means the corporate trust office of the Administrator at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located, with respect to the New Issue Bond Program at 1 Federal Street, 3rd Floor, Boston, MA 02110, and with respect to the Temporary Credit and Liquidity Facility, at 60 Livingston Avenue, St. Paul, Minnesota 55107, or in each case, at such other address as the Administrator may designate from time to time by notice to the GSEs.
          “Credit Advance” means a “Credit Enhancement Advance” as such term is defined in the related Temporary Credit and Liquidity Facility to pay debt service due on the VRDOs for which there are insufficient funds available under the related indenture.
          “Credit and Liquidity Facility Fee” means the Credit and Liquidity Facility Fee payable by the related HFA to the GSEs pursuant to the related Reimbursement Agreement, as such fee is described and calculated in the TCLF Fee Schedule.
          “Crossover Date” means the first date on which Program Losses equal or exceed 25/35ths of the First Loss Limit (as such amount may be adjusted in writing by the GSEs and Treasury with notice to the Administrator).
          “CUSIP” means the identification number provided by the CUSIP Service Bureau.
          “Custodial Receipt” means any of the custodial receipts executed and delivered by the Administrator pursuant to this Agreement substantially in the form attached to this Agreement as Exhibit A.
          “Decision Control Party” means (a) prior to the Crossover Date, Treasury and (b) on and after the Crossover Date, the GSEs.
          “Determination Date” means the close of business on the 15th day of the month in which the related Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day succeeding such 15th day.
          “Differential Interest Amount” has the meaning give to such term in the applicable Reimbursement Agreement.
          “Distribution Date” means, with respect to each Bond, the 25th calendar day of each month (or, if any such day is not a Business Day, the next succeeding Business Day), commencing in January 2010 with respect to each Bond that was subject to a December settlement and commencing in February 2010 with respect to each Bond that was subject to a January settlement.
          “DTC” means The Depository Trust Company or its successor in interest.

          “Eligible Account” means an account or accounts maintained with (a) any Federal Reserve Bank, (b) any Federal Home Loan Bank, or (c) any other depository institution that:
(i)	has its accounts insured by the Federal Deposit Insurance Corporation, the National Credit Union Share Insurance Fund or such other governmental insurer or guarantor as may be acceptable to Fannie Mae or Freddie Mac;

(ii)	is rated as “well capitalized” by its applicable federal or state regulator or, if not rated by a federal or state regulator, satisfies the capital requirements that would apply for categorization as “well capitalized” under federal or state regulations; and

(iii)	has a financial rating that meets or exceeds at least one of the following criteria:
(a)	a short-term issuer rating by S&P of “A-3,” or if no short-term issuer rating by S&P is available, a long-term issuer rating of “BBB-” by S&P;

(b)	a short-term bank deposit rating by Moody’s of “P-3,” or if no short-term bank deposit rating by Moody’s is available, a long-term bank deposit rating of “Baa3” by Moody’s;

(c)	a financial rating of “125” by IDC;

(d)	a financial rating of “C+” by LACE; or

(e)	satisfies any other standard determined by Fannie Mae or Freddie Mac, provided that such other standard is comparable to the rating requirements set forth above.
          If an account is maintained with a depository institution that satisfies the standards in clauses (i) and (ii) and has a rating that meets or exceeds at least one of the ratings specified in clause (iii), that account will be considered an “Eligible Account” even if another organization rates such depository institution below the minimum level specified. Eligible Accounts may bear interest. If an account ceases to be an Eligible Account under clause (a) and does not otherwise qualify under clause (b) or if instructions have not been provided pursuant to clause (c), the account shall be moved by the Administrator within 5 Business Days to a depository meeting the foregoing ratings criteria.
          “Eligible Investments” means any one or more of the following obligations or securities which shall mature, unless payable on demand, no later than the earlier of: (a) 30 days from the date of purchase or (b) the date that is one Business Day prior to the date on which the earnings on such obligations or securities are required to be applied pursuant to this Agreement:
     (i) obligations of, or obligations guaranteed as to the full and timely payment of principal and interest by, the United States;
     (ii) obligations of any agency or instrumentality of the United States that have a long-term rating or a short-term rating, as applicable, from Standard &

Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc. (“S&P”), or from Moody’s Investors Service, Inc. (“Moody’s”), in either case in one of its two highest ratings categories for long-term securities or in its highest ratings category for short-term securities;
     (iii) certificates of deposit, time deposits and bankers’ acceptances of any depository institution or trust company, provided that the short-term securities of the depository institution or trust company are rated by S&P or Moody’s in the highest applicable ratings category for short-term securities;
     (iv) commercial paper of any corporation that is rated by S&P or Moody’s in its highest short-term ratings category;
     (v) asset-backed commercial paper that is rated by S&P or Moody’s in its highest short-term ratings category;
     (vi) debt securities that have a long-term rating or a short-term rating, as applicable, from S&P or from Moody’s, in either case in one of its two highest ratings categories for long-term securities or in its highest ratings category for short-term securities;
     (vii) money market funds that are rated by S&P or Moody’s in one of its two highest ratings categories for money market funds;
     (viii) discount notes and other short-term debt obligations issued by Fannie Mae (but only with respect to funds that are invested on behalf of Fannie Mae), Freddie Mac (but only with respect to funds that are invested on behalf of Freddie Mac), a Federal Home Loan Bank, the Federal Home Loan Bank System, the Federal Farm Credit Bank or another entity that is an agency or instrumentality of the United States, provided that the issuer then has a long-term rating or short-term rating, as applicable, from S&P or Moody’s, in either case in one of its two highest ratings categories for long-term securities or in its highest ratings category for short-term securities;
     (ix) repurchase agreements on obligations that are either specified in any of clauses (i), (ii) or (vi) above or are mortgage-backed securities insured or guaranteed by Fannie Mae (but only with respect to funds that are invested on behalf of Fannie Mae), Freddie Mac (but only with respect to funds that are invested on behalf of Freddie Mac) or another entity that is an agency or instrumentality of the United States; provided that the counterparty to the repurchase agreement is an entity whose short-term debt securities are rated by S&P or Moody’s in its highest ratings category for short-term securities; and
     (x) any other investment that is approved by Fannie Mae (but only with respect to funds that are invested on behalf of Fannie Mae) or Freddie Mac (but only with respect to funds that are invested on behalf of Freddie Mac) and is rated in one of the two highest ratings categories of the applicable rating agency for long-term securities or the highest ratings category of the applicable rating agency for short-term securities.
     In each case in which a rating level is required, if the relevant securities, issuer or fund is rated by both S&P and Moody’s, both such ratings must meet the stated rating level in order for the requirement to be satisfied. The rating level will not be satisfied by a rating that is the minimum rating followed by a minus sign.
          “Fannie Mae Securities” means those GSE Securities that are issued by Fannie Mae.
          “First Loss Limit” has the meaning given to such term in Section 1.4 of Exhibit C “Loss Sharing” to this Agreement.
          “Freddie Mac Securities” means those GSE Securities that are issued by Freddie Mac.
          “Funding Notice” means a written notice, in the form attached as Exhibit B to the related Purchase Agreement, given by the Administrator on behalf of the GSEs to Treasury’s Financial Agent requesting the funding of Treasury’s participation in an Advance made under a Temporary Credit and Liquidity Facility.
          “Funding Payment” means the amount payable by Treasury to a GSE pursuant to Section 3.2 of the applicable Purchase Agreement on account of an Advance.
          “Global Escrow Agreement” means the Global Escrow Agreement, dated as of December 18, 2009, entered into among Fannie Mae, Freddie Mac, the HFA Trustees designated therein and the Agent.
          “GSE Securities” are the securities issued by each of Fannie Mae and Freddie Mac which evidence an undivided 50% beneficial ownership interest in Bank Bonds or Program Bonds.
          “GSE Special Closing Counsel” means, with respect to each Series of Program Bonds, the special counsel to the GSEs identified on Schedule A of the relevant Placement Agreement.
          “GSE Trust” has the meaning given to such term in the recitals of this Agreement.
          “GSE Trust Agreement” has the meaning given to such term in the recitals of this Agreement.
          “HFA Initiative” has the meaning given to such term in the recitals of this Agreement.

          “HFA Trustee” means, with respect to each Program Bond Series, the party acting as indenture trustee under the related indenture and means, with respect to each TCLF, the party specified as the trustee in the related Reimbursement Agreement.
          “Investment Income” has the meaning given to such term in Section 3(e) of this Agreement.
          “Legal Deposit” means the legal deposit in the amount of $25,000 wired by an HFA to the Administrator pursuant to the Letter of Intent, evidencing the intent of the HFA to participate in the HFA Initiative.
          “Legal Deposit Collection Account” means the segregated non-interest bearing trust account of that name established for the Legal Deposits received pursuant to a Letter of Intent.
          “Letter of Intent” means the participation letter from a participating HFA to Fannie Mae and Freddie Mac acknowledging such HFA’s intent to participate in the HFA Initiative.
          “Liquidity Advance” means an advance under a Temporary Credit and Liquidity Facility to pay for bond purchase tenders relating to the Bank Bonds, which shall include, without limitation, both a “Liquidity Advance” and a “Mandatory Tender Advance” as such terms are defined in the applicable Temporary Credit and Liquidity Facility.
          “MOU” has the meaning given to such term in the recitals of this Agreement.
          “New Issue Bond Program” means the program pursuant to which Treasury will purchase GSE Securities issued by the GSEs and backed by single-family and/or multifamily bonds issued by state and local HFAs, as described in the New Issue Bond Program Agreement.
          “New Issue Bond Program Agreement” means, (a) with respect to a December settlement, the New Issue Bond Program Agreement, dated December 9, 2009, among Treasury, Fannie Mae and Freddie Mac and (b) with respect to a January settlement, the New Issue Bond Program Agreement, dated December 18, 2009, among Treasury, Fannie Mae and Freddie Mac.
          “Partial Guarantee” means a partial guarantee provided by each GSE in connection with a GSE Security issued by such GSE.
          “Participation Fee” means the Participation Fee payable to Treasury pursuant to Section 2.4 of the applicable Purchase Agreement, as such fee is described and calculated in the TCLF Fee Schedule.
          “Participation Percentage” means the percentage interest of Treasury in the Temporary Credit and Liquidity Facility which is 100%.
          “Placement Agreement” means, with respect to each Program Bond Series, the Placement Agreement to be entered into by and among Fannie Mae, Freddie Mac and the participating HFA, which provides for the exchange of the Program Bonds for the GSE Securities.
          “Prime Rate” means a fluctuating rate of interest per annum equal to the base or prime rate of JPMorgan Chase Bank, N.A. (or its successor in interest).
          “Program Bond Collection Account” means the segregated trust account of that name established for the Program Bonds received hereunder pursuant to Section 3(b) of this Agreement. The Administrator may establish sub-accounts of the Program Bond Collection Account if it determines that such sub-accounts will ease the administration of funds in such account.
          “Program Bond Fee Schedule” means Schedule I attached to this Agreement, as such schedule may be updated from time to time by the GSEs pursuant to Section 10(d) of this Agreement.
          “Program Bond Guarantee Fee” means, with respect to each GSE and Program Bond Series, the amount payable to each GSE as set forth on the Program Bond Fee Schedule out of interest payments on the Program Bonds relating to such Series.
          “Program Bond Series” has the meaning given to such term in the recitals of this Agreement.
          “Program Bonds” means, collectively, (i) single-family mortgage revenue bonds and/or multifamily mortgage revenue bonds issued to the GSEs by the HFAs in exchange for the GSE Securities under the New Issue Bond Program and (ii) any Release Bonds accepted by the Administrator pursuant to Section 5(c) of this Agreement.
          “Program Losses” mean, with respect to each Distribution Date, the aggregate amount of all Transaction Losses incurred up to such date under the Temporary Credit and Liquidity Facility Program and the New Issue Bond Program.
          “Purchase Agreement” means, with respect to the Credit and Liquidity Facility Fee and each Bank Bond, each related Agreement to Purchase Participation by and among Treasury, Fannie Mae and Freddie Mac (as it may be amended, restated or otherwise modified from time to time in writing by the parties thereto).
          “Purchase Notice” has the meaning given to such term in Section 6(c) of this Agreement.
          “Reimbursement Agreement” means, with respect to each Temporary Credit and Liquidity Facility, the related Reimbursement Agreement among the GSEs, the related HFA Trustee and the related HFA with respect to such Temporary Credit and Liquidity Facility (as it may be amended, restated or otherwise modified from time to time in writing by the parties thereto).
          “Release Bond” has the meaning given to such term in Section 5(c) of this Agreement.

          “Release Date” means, with respect to each Release Bond, the date specified as the Release Date in the related Supplemental Indenture.
          “Remarketing Agent” means the party specified as the “Remarketing Agent” in Schedule I attached to the related Reimbursement Agreement.
          “Remarketing Proceeds” has the meaning given to such term in Section 6(c) of this Agreement.
          “Sale Date” has the meaning given to such term in Section 6(c) of this Agreement.
          “Series” means either a Bank Bond Series or Program Bond Series, as applicable.
          “Series Distribution Amount” has the meaning given to such term in Section 8(a) of this Agreement.
          “Services Agreement” means the Services Agreement, dated as of December 9, 2009, among Fannie Mae, Freddie Mac and U.S. Bank National Association.
          “Settlement Agreement” means, with respect to each Program Bond Series, the Settlement Agreement to be entered into among the participating HFA, the GSEs, Treasury and the Closing Agent.
          “Supplemental Indenture” means the supplemental indenture, resolution and/or appendix to the indenture entered into in connection with the issuance of the Program Bonds.
          “TCLF Fee Collection Account” means the segregated trust account of that name established to collect any Credit and Liquidity Facility Fees received hereunder pursuant to Section 3(b) of this Agreement. The Administrator may establish sub-accounts of the TCLF Fee Collection Account if it determines that such sub-accounts will ease the administration of funds in such account.
          “TCLF Fee Schedule” means Schedule II attached to this Agreement, as such schedule may be updated from time to time by the GSEs pursuant to Section 11(f) of this Agreement.
          “Temporary Credit and Liquidity Facility” or “TCLF” means any Irrevocable Standby Temporary Credit and Liquidity Facility issued by the GSEs in favor of the respective HFA Trustee.
          “Temporary Credit and Liquidity Facility Program” means the program under which Treasury may purchase GSE Securities evidencing a participation interest in a TCLF and any related Bank Bonds.
          “Temporary Legal Deposit Escrow Agreement” means the Escrow Agreement, dated November 20, 2009, among the GSEs and U.S. Bank National Association.

          “Temporary Legal Deposit Escrow Account” means the account established by U.S. Bank National Association pursuant to the Temporary Legal Deposit Escrow Agreement, in order to hold certain Legal Deposits.
          “Tender Agent” means the party designated as the “Tender Agent” in the related Reimbursement Agreement.
          “Transaction Loss” means (a) with respect to the New Issue Bond Program, the amount calculated pursuant to Section 1.6 of Exhibit C, “Loss Sharing” of this Agreement as the loss realized on a Program Bond and (b) with respect to the Temporary Credit and Liquidity Facility Program, the amount calculated pursuant to Section 1.6 of Exhibit C, “Loss Sharing” of this Agreement as the loss realized on a Temporary Credit and Liquidity Facility.
          “Treasury’s Financial Agent” means JPMorgan Chase Bank, N.A., as Treasury’s financial agent or such other party as Treasury may appoint for such purpose from time to time.
          VRDO” means a variable rate demand obligation bond issued by an HFA.
          Defined terms include, as appropriate, all genders and the plural as well as the singular. The words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, or other subdivision of this Agreement. The term “including” and all its variations mean “including but not limited to.” Except when used in conjunction with the word “either” the word “or” is always used inclusively (for example, the phrase “A or B” means “A or B or both,” not “either A or B but not both”). Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements or any other changes that may have occurred since the document, statute, rule or regulation came into being, including changes that occur after the date of this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available from time to time. In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word “from” means “from and including” and the words “to” or “until” mean “to but excluding,” Likewise, in setting deadlines or other periods, “by” means “on or before,” and “after” means “from and after”.
          With respect to the calculation of the Administrator Fee, the Bank Bond Additional Interest, the Bank Bond Guarantee Fee, the Bank Bond Securitization Fee, the Credit and Liquidity Facility Fee and the Participation Fee, all calculations shall be made with respect to any related VRDOs on an actual/actual basis unless the day count relating to such VRDO is otherwise stated in the applicable Reimbursement Agreements in which case the day count convention applicable to such VRDOs shall apply with respect to such calculations.
          Section 2. Appointment.
          The GSEs hereby appoint the Administrator to act as custodian, collection agent, calculation agent and administrator with respect to the Bonds, the GSE Securities, the Custodial Receipts, the Reimbursement Agreements and the TCLFs, as the case may be, and to provide the administrative and other services with respect to the Bonds, the GSE Securities, the Custodial Receipts, the Reimbursement Agreements and the TCLFs for the period and on the terms set forth in this Agreement. Freddie Mac hereby appoints the Administrator to act as paying agent with respect to the Freddie Mac Securities. The Administrator hereby accepts such appointments and agrees during such period to provide or procure the services herein set forth for the compensation herein provided.
          Section 3. Administrator to Act as Custodian; Collection Accounts.
               (a) From time to time, the GSEs will deposit, or cause to be deposited, with the Administrator, in its capacity as custodian hereunder, certain Bonds to be held by, and in the name of, the Administrator for the benefit of the GSEs. The GSEs shall cause the beneficial ownership of each Bond to be electronically transferred to the Administrator through the auspices of the DTC, thereby causing the Administrator to have the rights to receive all the Bond Payments relating thereto. With respect to each Bond received hereunder, the Administrator shall concurrently, and in accordance with the provisions of this Agreement, execute and deliver to each GSE, a Custodial Receipt in accordance with Section 4 below.
               (b) The Administrator shall accept each Bond delivered to it hereunder and its related Bond Payments and any Bank Bond Additional Interest as custodian on behalf of the GSEs, and shall hold the Bonds in a segregated trust account in accordance with the terms of this Agreement. Each such trust account shall be captioned to reflect the fact that the Bonds are held by the Administrator on behalf of, and for the sole benefit of, the GSEs. With respect to the Program Bonds, the Administrator shall hold the Bond Payments relating to each Series in a segregated trust account (referred to herein as the “Program Bond Collection Account”) separate from all other assets of the Administrator or any other person and pending distribution in each case in accordance with the terms of this Agreement. With respect to the Bank Bonds, the Administrator shall hold the related Bond Payments and Bank Bond Additional Interest relating to each Bank Bond (or, in the event such Bank Bond is included in a securitization, relating to the applicable Bank Bond Series) in a segregated trust account (such account referred to herein as the “Bank Bond Collection Account”) separate from all other assets of the Administrator or any other person and pending distribution in each case in accordance with the terms of this Agreement. The Administrator shall also accept and hold the Credit and Liquidity Facility Fees in a segregated trust account (such account referred to herein as the “TCLF Fee Collection Account”) separate from all other assets of the Administrator or any other person in accordance with Section 6 below pending distribution in accordance with the terms of this Agreement. The Administrator shall cause its records to reflect beneficial ownership of the Bond Payments on behalf of the GSEs as owners of the Custodial Receipts; provided, however, that the Administrator acknowledges that the GSEs intend to create from time to time GSE Securities backed by the Bonds (and the Bond Payments received with respect to the Bonds less the applicable fees and other amounts payable in accordance with this Agreement), in which case the records of the Administrator shall reflect that such Bonds and related Bond Payments are beneficially owned by the related Trust. The Administrator shall accept and hold the Legal Deposits in a segregated trust account (referred to herein as the “Legal Deposit Collection Account”) separate from all other assets of the Administrator or any other person in accordance with Section 5(b) and Section 6(f) of this Agreement pending distribution in accordance with the terms of this Agreement. The Legal Deposit Collection Account shall be a non-interest bearing account and may be the same account as the Temporary Legal Deposit Escrow Account. Each of the Bank Bond Collection Account, the Legal Deposit Collection Account, the Program Bond Collection Account and the TCLF Fee Collection Account shall be an Eligible Account.
               (c) The Administrator shall hold the Bonds and Bond Payments received with respect thereto in custody for the GSEs and/or the related GSE Trusts only, and shall not (nor have the authority to) assign, transfer, sell, pledge, set-off or otherwise dispose of the Bonds, Bond Payments and parts thereof or interests therein except as expressly provided hereunder or as required by applicable law.
               (d) From and after the receipt of each Bond by the Administrator pursuant to this Section 3 and for so long as such Bond is subject to the terms of this Agreement, the Administrator hereby agrees to forward promptly to each of the GSEs and to Treasury (or their respective designated agents) any correspondence, notices, requests for action or other similar communications received by the Administrator with respect to such Bond, including, without limitation, any notice of any default or acceleration of payment. In connection therewith, the Administrator hereby agrees to vote, give directions or otherwise act in accordance with the written instructions provided by the applicable Decision Control Party with respect to any such matters submitted to the GSEs and Treasury pursuant to this Section 3(d). The Administrator shall not take any action under this Section 3(d) except in accordance with written instructions provided to an Authorized Officer on a timely basis by the applicable Decision Control Party. The Administrator shall provide written notice to the GSEs and Treasury’s Financial Agent whenever the Crossover Date occurs (which notice shall be in the next succeeding monthly Remittance Report prepared by the Administrator). Pursuant to the New Issue Bond Program Agreement and the Purchase Agreement, Treasury will agree to consult with the GSEs, and the GSEs will agree to make recommendations to Treasury, with respect to any matters under this Agreement with respect to which Treasury is acting as the Decision Control Party and, conversely, the GSEs will agree to consult with Treasury, and Treasury will agree to make recommendations to the GSEs, with respect to any matters under this Agreement with respect to which the GSEs are acting as the Decision Control Party.
               (e) The Administrator shall at the direction of the GSEs invest the funds held in a Collection Account (other than the Legal Deposit Collection Account, which shall remain uninvested) in one or more Eligible Investments. Any investment of funds shall be made in the name of the Administrator as bailee of and custodian for the GSEs and/or the GSE Trusts in accordance with the terms of this Agreement. The Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Administrator as custodian for the benefit of the GSEs and/or the GSE Trusts. In the event amounts on deposit in a Collection Account are at any time invested in an Eligible Investment payable on demand, the Administrator shall:
(i)	consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(ii)	demand payment of all amounts due thereunder promptly upon determination by an Authorized Officer of the Administrator that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in the related Collection Account.
          All income and gain realized from the investment of funds in a Collection Account (the “Investment Income”) shall be for the benefit of the GSEs. The Administrator shall allocate the Investment Income between the GSEs and/or the GSE Trusts in a manner that gives effect to the additional Business Day of investment with respect to funds the earnings on which are to be distributed to Freddie Mac. In the event that any loss occurs with respect to any Eligible Investment, such loss shall be offset against any fees owed to the GSEs hereunder. To the extent that the fees owed to the GSEs are not sufficient to pay any such losses, each GSE shall remit to the Administrator their ratable share of such loss which will then be deposited into the related Collection Account.
               (f) Upon execution of this Agreement, each of the GSEs shall provide a list of Authorized Persons to the Administrator, which such list shall be substantially in the form attached as Exhibit D to this Agreement. The list of Authorized Persons may be updated from time to time in writing by the GSEs. Any notifications or instructions pursuant to this Agreement must be from an Authorized Person.
               (g) The Administrator shall provide access to the information regarding the Program Bonds and TCLFs that is available on the Administrator’s internet website to Treasury and any of its designated agents.
          Section 4. Custodial Receipts.
               (a) Unless otherwise agreed to in writing by the GSEs, the Administrator shall, with respect to the Bonds delivered to the Administrator hereunder, promptly execute and deliver a Custodial Receipt to each of the GSEs (or their designated agents) that represent in the aggregate the same principal amount represented by the related Bonds. At a reasonable time prior to the issuance of the Custodial Receipts, each GSE shall cause written instructions to be furnished to the Administrator as to the names and addresses to which such Custodial Receipts initially shall be delivered, the date such Custodial Receipts are to be dated, and such other information as may be reasonably requested by the Administrator in connection with the preparation of the Custodial Receipts. Unless otherwise agreed to in writing by the Administrator and the GSEs, the Administrator shall hold the Custodial Receipts issued hereunder on behalf of the GSEs and/or the GSE Trusts. Each Custodial Receipt delivered with respect to the Bonds will be issued to each GSE in a manner such that the Custodial Receipt received by each GSE states that each GSE and/or the GSE Trusts holds an undivided 50% beneficial ownership interest in the Bonds identified on Schedule A of each such Custodial Receipt; it being understood that a Custodial Receipt issued hereunder may also relate to more than one Bond (provided, however, that a single Custodial Receipt shall not relate to both Bank Bonds and Program Bonds).

               (b) The Custodial Receipts shall be substantially in the form set forth in Exhibit A hereto, with all appropriate insertions, modifications and omissions. The Custodial Receipts shall be executed by the Administrator by the manual signatures of an Authorized Officer of the Administrator. No Custodial Receipt shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless it shall have been executed by the Administrator by manual signature of an Authorized Officer. In case any Authorized Officer whose signature shall appear on any Custodial Receipt shall cease to be an Authorized Officer, such signature shall nevertheless be valid and sufficient for all purposes as if such person had remained in office.
               (c) The Custodial Receipts shall not evidence any financial obligation of the GSEs, the GSE Trusts or the Administrator except the Administrator’s obligation to distribute the amounts required hereunder without making any deduction whatsoever, other than as expressly provided in this Agreement.
               (d) In the event a Custodial Receipt is mutilated, lost, stolen or destroyed, the Administrator may execute and make available for delivery a replacement Custodial Receipt; provided, that in the case of any mutilated Custodial Receipt, such mutilated Custodial Receipt must first be surrendered to the Administrator together with any fees or expenses reasonably incurred by the Administrator to replace such mutilated Custodial Receipt. In the case of any lost, stolen or destroyed Custodial Receipt, there must first be furnished to the Administrator evidence of such loss, theft or destruction reasonably satisfactory to the Administrator, together with an indemnity reasonably satisfactory to it with respect to any fees or expenses reasonably incurred by the Administrator in connection with the replacement of such Custodial Receipt.
          Section 5. The New Issue Bond Program; Receipt of Payments.
               (a) The Administrator shall deposit each Bond Payment received by the Administrator on the Program Bonds in the Program Bond Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Bond Payments shall be deposited on the next Business Day). The Administrator’s records shall reflect the amounts in the Program Bond Collection Account as they relate to each Program Bond. The Administrator shall use all commercially reasonable efforts to collect all distributions due with respect to the Program Bonds and, consistent with such efforts, follow the procedures described in the following sentence. If the Administrator shall not have received a Bond Payment with respect to a Program Bond by the first Business Day after the date on which such distribution was due and payable pursuant to the terms of the Program Bond, the Administrator shall promptly notify the GSEs and Treasury’s Financial Agent, request such payment from the applicable HFA Trustee as promptly as possible in accordance with law and shall, subject to the next sentence of this paragraph, take such legal action as directed in writing by the applicable Decision Control Party. In such event, the fees and expenses and costs of prosecuting such action and any liability resulting therefrom (including reasonable attorney fees and expenses) shall be expenses, costs and liabilities of the applicable Decision Control Party and the Administrator shall be entitled to be reimbursed therefor out of amounts on deposit in the Program Bond Collection Account that are otherwise due hereunder to such Decision Control Party.

               (b) With respect to each Program Bond contemplated to be held hereunder, the GSEs shall direct the HFAs to deliver the Legal Deposit required under the applicable Letter of Intent to the Administrator (other than with respect to those HFAs that previously delivered their Legal Deposit to the Administrator and which Legal Deposits were deposited into the Temporary Legal Deposit Escrow Account in accordance with the terms of the Temporary Legal Deposit Escrow Agreement). The Administrator shall transfer each Legal Deposit in the Temporary Legal Deposit Escrow Account relating to the Program Bonds to the Legal Deposit Collection Account concurrently with the execution of this Agreement. The Administrator shall deposit and credit all other Legal Deposits relating to the Program Bonds received hereunder to the Legal Deposit Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Legal Deposit shall be deposited on the next Business Day). The Administrator shall hold all Legal Deposits relating to the Program Bonds in accordance with this Agreement pending distribution pursuant to the terms of the related Letter of Intent, the Settlement Agreement and this Agreement.
               (c) From time to time, an HFA or HFA Trustee, pursuant to the related Supplemental Indenture, may provide notice to the Administrator that, among other things, funds being held in escrow are to be released in connection with a Conversion of a Program Bond. In connection therewith, the related HFA and HFA Trustee may arrange for the delivery of a new Bond to the Administrator (such Bond, the “Release Bond”). The Administrator shall confirm the principal balance of each Release Bond delivered to it under this Agreement and shall accept such Release Bond only if (i) the principal amount of such Release Bond is equal to the principal amount of the related Bond(s) (or portion thereof) already being held under this Agreement and that are proposed for Conversion and (ii) the aggregate principal amount of the Bonds immediately prior to the release would be the same as the aggregate principal amount of the Bonds immediately after the release. Upon accepting any Release Bond, the Administrator shall (i) notify the GSEs of its acceptance of such Release Bond, including providing notice to the GSEs of each new CUSIP relating to the Release Bond and the CUSIP of the Bond being replaced and the applicable interest rate on such Release Bond, (ii) deliver a new Custodial Receipt to each GSE (or update the schedule attached to the applicable Custodial Receipts accordingly) to reflect that the Administrator is holding the new Release Bond on behalf of the GSEs, (iii) update its own records to reflect that it is holding the Release Bond on behalf of the GSEs or the GSE Trusts and (iv) administer the Release Bond for all other purposes in the same manner as other Bonds being administered pursuant to this Agreement. In connection with each Release Date, the Administrator shall collect from the related HFA the $7,500 fee payable to the applicable GSE Special Closing Counsel and shall distribute such amount less any amounts retained by the Administrator to pay the fees of DTC in connection with the Release Date on such Release Date to such GSE Special Closing Counsel in accordance with the wire instructions set forth in the related Settlement Agreement or such other wire instructions as provided by such GSE Special Closing Counsel.
          Section 6. The Temporary Credit and Liquidity Facility Program; Receipt of Payments; Funding Notices.
               (a) The Administrator shall deposit each Bond Payment received by the Administrator on the Bank Bonds in the Bank Bond Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Bond Payments shall be deposited on the next Business Day). The Administrator’s records shall indicate how the amounts in the Bank Bond Collection Account relate to each Bank Bond being held pursuant to this Agreement. The Administrator shall use all commercially reasonable efforts to collect all Bond Payments due with respect to the Bank Bonds and, consistent with such efforts, follow the procedures described in the following sentence. If the Administrator shall not have received a distribution with respect to a Bank Bond by the first Business Day after the date on which such distribution was due and payable pursuant to the terms of the Bank Bond, the Administrator shall promptly notify the GSEs and Treasury, request such payment from the applicable HFA Trustee as promptly as possible in accordance with law and shall, subject to the next sentence of this paragraph, take such legal action as directed in writing by the applicable Decision Control Party. In such event, the fees and expenses and costs of prosecuting such action and any liability resulting therefrom (including attorneys fees and expenses) shall be expenses, costs and liabilities of the applicable Decision Control Party, and the Administrator shall be entitled to be reimbursed therefor out of amounts on deposit in the Bank Bond Collection Account that are otherwise due hereunder to the GSEs or Treasury, as applicable.
               (b) With respect to each TCLF being administered hereunder, the GSEs shall direct the HFAs to deliver to the Administrator the related Credit and Liquidity Facility Fees, Bank Bond Additional Interest and other fees and expenses due to the GSEs under the applicable Reimbursement Agreement. The Administrator shall deposit and credit each Credit and Liquidity Facility Fee in the TCLF Fee Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Credit and Liquidity Facility Fee shall be deposited on the next Business Day) and shall hold such amounts pending distribution pursuant to the terms of this Agreement. The Administrator’s records shall reflect the amounts in the TCLF Fee Collection Account that are represented by the Credit and Liquidity Facility Fees and other fees and expenses for each TCLF administered hereunder. The Administrator shall deposit and credit the Bank Bond Additional Interest to the Bank Bond Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such fee shall be deposited on the next Business Day) and shall hold such amounts in accordance with this Agreement pending distribution pursuant to the terms of this Agreement. The Administrator’s records shall reflect the amounts in the Bank Bond Collection Account that are represented by Bank Bond Additional Interest. If the Administrator shall not have received a Credit and Liquidity Facility Fee or the Bank Bond Additional Interest by the first Business Day after the date on which such fee was due and payable pursuant to the terms of the related Reimbursement Agreement, the Administrator shall promptly notify the GSEs and Treasury and take such action as directed in writing by the Decision Control Party; provided, that any fees and expenses and costs of prosecuting such action and any liability resulting therefrom (including reasonable attorney fees and expenses) shall be expenses, costs and liabilities of the Decision Control Party as provided in the related Purchase Agreement.
               (c) On any Business Day on which a Remarketing Agent delivers a notice (a “Purchase Notice”) to the Administrator and to the GSEs, stating that it has located a purchaser for some or all of the Bank Bonds for purchase on a specified subsequent Business Day (a “Sale Date”), the Administrator will coordinate with the respective HFA Trustee or

Tender Agent to complete the withdrawal and delivery of such amount of Bank Bonds necessary to complete the remarketing requested. On the Sale Date for any Bank Bonds, in accordance with the related Reimbursement Agreement, the applicable HFA shall pay to the Administrator any Differential Interest Amount that has accrued with respect to such Bank Bonds. The GSEs or the Administrator at the direction of the GSEs shall direct the Tender Agent or the HFA Trustee, as applicable, for any of the Bank Bonds to deliver the remarketing proceeds (the “Remarketing Proceeds”) to the Administrator. The Administrator shall deposit the Remarketing Proceeds in the Bank Bond Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Remarketing Proceeds shall be deposited on the next Business Day). As promptly as practical, the Administrator shall notify Treasury and Treasury’s Financial Agent of receipt of Remarketing Proceeds and withdraw an amount equal to such Remarketing Proceeds out of the Bank Bond Collection Account and remit such amount to Treasury (or Treasury’s Financial Agent) in accordance with Section 11(d) of this Agreement.
               (d) In the event a GSE is required to make a Credit Advance or a Liquidity Advance under a TCLF, the related HFA (or HFA Trustee on behalf of the HFA) will deliver the notice required under the TCLF for such Advance to the GSEs (with a copy to the Administrator). The Administrator shall request a Funding Payment from Treasury by delivering the Funding Notice on behalf of the GSEs to Treasury’s Financial Agent by 12:00 noon, New York time, on the day that the Funding Payment is requested in the Funding Notice, all in accordance with Section 3.2 of the related Purchase Agreement. Pursuant to each Purchase Agreement, Treasury has agreed to wire to the Administrator the Funding Payment by 2:00 PM, New York time, on the date that the GSEs are required to make the related Advance (provided that prior to such time the GSEs have made the related Advance out of their own funds). The Administrator shall remit each GSE’s pro rata share of the Funding Payment to the GSEs no later than 5:00 PM, New York time, on the day the Funding Payment was received, regardless of whether the Administrator is able to reconcile such amounts prior to remitting them to the GSEs. Any Funding Payments that were remitted to the GSEs without being reconciled shall be reconciled by the Administrator on the following Business Day.
               (e) From time to time, an HFA will, pursuant to Section 2 of the related Reimbursement Agreement, remit to the Administrator amounts representing reimbursements for Advances made by the GSEs and/or Treasury (such amounts, “Advance Reimbursements”). In the event that Treasury has made a Funding Payment with respect to such Advance in accordance with Section 6(d) above, the Administrator shall promptly remit the related Advance Reimbursement to Treasury’s Financial Agent no later than 5:00 PM, New York time. In the event that Treasury failed to advance Treasury’s Participation Percentage in the Advance pursuant to Section 6(d) above, the Administrator shall remit the Advance Reimbursements to the GSEs, pro rata, based upon the outstanding Advances owed to GSEs with respect to the related TCLF.
               (f) With respect to each TCLF contemplated to be issued, the GSEs shall direct the HFAs to deliver the Legal Deposit required under the applicable Letter of Intent to the Administrator (other than with respect to those HFAs that previously delivered their Legal Deposit to the Administrator and which Legal Deposits were deposited into the Temporary Legal Deposit Escrow Account in accordance with the terms of the Temporary Legal Deposit Escrow

Agreement). The Administrator shall transfer each Legal Deposit in the Temporary Legal Deposit Escrow Account relating to the TCLFs into the Legal Deposit Collection Account concurrently with the execution of this Agreement. The Administrator shall deposit and credit all other Legal Deposits relating to the TCLFs received hereunder to the Legal Deposit Collection Account no later than the close of business on the day of receipt (unless such amounts were received after 1:00 PM, New York time, in which case such Legal Deposit shall be deposited on the next Business Day). The Administrator shall hold all Legal Deposits relating to the TCLFs pending distribution pursuant to the terms of the related Letter of Intent and this Agreement.
          Section 7. Dissolution of the GSE Securities.
          Each GSE hereby agrees to provide written notice to the Administrator in the event that (i) Treasury (or its designated agent) elects pursuant to the related GSE Trust Agreement to (1) dissolve any GSE Securities relating to any Custodial Receipts delivered hereunder or (2) withdraw a Program Bond from the related securitization or (ii) the Bank Bonds are to be withdrawn from a related securitization and remarketed as VRDOs having the benefit of the TCLF. Such notice shall include the affected GSE Security CUSIP and the CUSIP for the related Program Bonds. In connection therewith, the GSEs hereby agree to cause the related Custodial Receipts and applicable GSE Securities (upon surrender from Treasury) to be surrendered to the Administrator. Subject to the last sentence of this paragraph, the Administrator shall within two Business Days of receipt of such Custodial Receipts and related GSE Securities (i) cancel and destroy or appropriately annotate (or replace the schedule of) such Custodial Receipts and GSE Securities (in accordance with the procedures established under the related Trust Agreement and the standard procedures of the Administrator) and (ii) deliver the related Program Bonds to Treasury’s designee or deliver the related Bank Bonds to the GSEs or as directed by the GSEs, as applicable.
          Section 8. Administrator to Act as Calculation Agent.
               (a) The Administrator hereby acknowledges that from time to time, the GSEs will issue various Series of GSE Securities that relate to the Bonds being held hereunder. The Administrator is hereby appointed by the GSEs to act as calculation agent with respect to each Series of GSE Securities and to distribute amounts held hereunder in accordance with Section 9 and Section 10 below. With respect to each Series of GSE Securities and Distribution Date, the Administrator shall, based upon the information received by the Administrator from the HFAs and the HFA Trustees with respect to the Bonds relating to such Series, promptly calculate the amount of principal and interest (which, for avoidance of doubt, is calculated after taking into account the fees and expenses paid pursuant to Section 10 and Section 11 of this Agreement) that is required to be paid to Treasury under the related Trust Agreement (such amount, the “Series Distribution Amount”).
               (b) The Administrator shall distribute the Series Distribution Amount for each Series of GSE Securities relating to the Program Bonds in accordance with Section 9 of this Agreement to the extent that amounts credited to the Program Bond Collection Account are sufficient therefor (after accounting for (with respect to the distributions pursuant to Section

9(a)) or distributing (with respect to distributions pursuant to Section 9(b)), as applicable) (i) any fees paid pursuant to Section 10 of this Agreement, (ii) any amounts payable to the Administrator from the Program Bond Collection Account pursuant to Section 5(a) of this Agreement and (iii) any amounts payable from the Program Bond Collection Account pursuant to Section 11(b) as a result of a Bank Bond Fee Shortfall for such Distribution Date). The Administrator shall distribute the Series Distribution Amount for each Series of GSE Securities relating to the Bank Bonds in accordance with Section 9 of this Agreement to the extent that amounts credited to the Bank Bond Collection Account are sufficient therefor (after distributing (i) any fees paid pursuant to Section 11 of this Agreement and (ii) any amounts payable to the Administrator from the Bank Bond Collection Account pursuant to Section 6(a) hereof.
               (c) In the event that the Bank Bonds being held by the Administrator pursuant to this Agreement are not securitized, the Administrator shall distribute on the applicable Distribution Date to each GSE and to Treasury their pro rata share of the related Bond Payments (after taking into account the amounts payable pursuant to Section 6(a) or Section 11 of this Agreement).
               (d) The Administrator hereby agrees to promptly provide Treasury and its designated agent any information that either may reasonably request relating to the Administrator’s calculations of the fees set forth on the Program Bond Fee Schedule and TCLF Fee Schedule, which may be provided by including such information in the Remittance Reports; provided, however, such information must be sufficient for Treasury or its designated agent to determine whether such calculations performed under this Agreement were accurate.
               (e) Unless otherwise stated herein, all calculations to be performed under this Agreement in connection with any distributions to be made hereunder will be determined as of the Determination Date preceding the related Distribution Date.
          Section 9. Administrator to Distribute Series Distribution Amounts to Fannie Mae; Administrator to Act as Paying Agent for Freddie Mac.
               (a) On the Business Day prior to each Distribution Date, the Administrator shall remit to Fannie Mae any Series Distribution Amounts that relate to the Fannie Mae Securities.
               (b) The Administrator is hereby appointed by Freddie Mac to act as initial paying agent with respect to each Series of Freddie Mac Securities. The Administrator shall distribute the Series Distribution Amounts that relate to the Freddie Mac Securities in accordance with the terms and timing set forth in the related Trust Agreements and in this Agreement.
          Section 10. Program Bond Fees.
               (a) On or prior to the Business Day prior to each Distribution Date, the Administrator shall calculate in accordance with the Program Bond Fee Schedule:
(i)	the Administrator Fee relating to the New Issue Bond Program;

(ii)	the Program Bond Guarantee Fee due to each GSE (which is net of the Administrator Fee in clause (i) above); and

(iii)	any shortfall with respect to the Program Bond Guarantee Fee due to the GSEs on such Distribution Date.
               (b) On the Business Day prior to each Distribution Date, and prior to making any distributions hereunder pursuant to Section 9 above, the Administrator shall withdraw (on the date the applicable funds are required to be disbursed as further provided for in this Agreement) the Program Bond Guarantee Fees due to the GSEs out of the interest payments in the Program Bond Collection Account and from such amounts, (i) pay itself the Administrator Fee relating to the Program Bonds for such Distribution Date and any related unpaid Administrator Fees from prior Distribution Dates and (ii) then, remit (on the Business Day prior to such Distribution Date with respect to Fannie Mae and on the applicable Distribution Date with respect to Freddie Mac) to each GSE its pro rata share of the Program Bond Guarantee Fees relating to such Distribution Date (less the fees paid pursuant to clause (i) and less any amounts required to offset any losses in connection with Eligible Investments as described in Section 3(e)). In the event that amounts available in the Program Bond Collection Account are not sufficient to pay the amounts due to the Administrator and/or the GSEs hereunder, such shortfall shall be carried forward without interest and paid to the Administrator and/or the GSEs on the next Distribution Date (or, with respect to Fannie Mae, the Business Day prior to such Distribution Date) on which such funds are available.
               (c) On each Distribution Date (or, the Business Day prior to such Distribution Date in the case of Fannie Mae), the Administrator shall distribute each GSE’s ratable share (subject to adjustment in accordance with Section 3(e)) of the Investment Income derived from the Program Bond Collection Account to the GSEs.
               (d) The GSEs shall provide the Administrator with the Program Bond Fee Schedule and shall on or prior to the fifth Business Day prior to each Distribution Date, provide the Administrator with any revisions or updates necessary to the Program Bond Fee Schedule in order for the Administrator to calculate the fees set forth on such schedule. The Program Bond Fee Schedule shall be delivered to the Administrator in the manner (and format) mutually agreed to by the parties to this Agreement (although the Program Bond Fee Schedule may be delivered in one or more counterparts, each of which shall be deemed to be a part of this Agreement).
               (e) On the second settlement date for the New Issue Bond Program (which is expected to be January 12, 2010), the Administrator shall withdraw and pay itself from amounts otherwise expected to be payable to the GSEs hereunder (i) the Closing Agent Fee and (ii) any fees and expenses due to the Administrator pursuant to the Services Agreement.
          Section 11. TCLF and Bank Bond Fees.
               (a) On or prior to the Business Day prior to each Distribution Date, the Administrator shall calculate in accordance with the TCLF Fee Schedule:

(i)	the Administrator Fee relating to the Bank Bonds and the administration of the TCLF;

(ii)	the Bank Bond Additional Interest;

(iii)	the Bank Bond Guarantee Fee due to each GSE (which is net of the Administrator Fee in clause (i) above);

(iv)	the Bank Bond Securitization Fee (subject to Section 11(c) below) due to the GSEs;

(v)	the Participation Fees that are due to Treasury under each Purchase Agreement;

(vi)	the Bank Bond Fee Shortfall (if any); and

(vii)	the Credit and Liquidity Facility Fee.
               (b) On the Business Day prior to each Distribution Date, and prior to making any distributions hereunder pursuant to Section 9 above, the Administrator shall withdraw (on the date the applicable funds are required to be disbursed as further provided for in this Agreement) an amount equal to the Bank Bond Guarantee Fees and Bank Bond Securitization Fees out of amounts on deposit in the Bank Bond Collection Account represented by interest payments received on the Bank Bonds and (i) first, pay itself the Administrator Fee relating to the Bank Bonds out of such Bank Bond Guarantee Fees and Bank Bond Securitization Fees and any related unpaid Administrator Fees from prior Distribution Dates and (ii) second, remit (on the Business Day prior to such Distribution Date with respect to Fannie Mae and on the applicable Distribution Date with respect to Freddie Mac) to each GSE, its pro rata share of the Bank Bond Guarantee Fees and Bank Bond Securitization Fees (less the fees paid pursuant to clause (i) and less any amounts required to offset any losses in connection with Eligible Investments as described in Section 3(e)). In the event that interest payments in the Bank Bond Collection Account are insufficient to fund the Bank Bond Guarantee Fees and Bank Bond Securitization Fees due to the GSEs in such month (the “Bank Bond Fee Shortfall”), the Administrator shall charge such shortfall against (i) first the Participation Fee and Bank Bond Additional Interest otherwise payable to Treasury hereunder and then (ii) interest payments received on the Program Bonds in the Program Bond Collection Account. In the event that amounts available in the Collection Accounts are not sufficient to pay the amounts due to the Administrator and/or the GSEs hereunder, such shortfall shall be carried forward without interest and paid to the Administrator and/or the GSEs on the next Distribution Date (or, with respect to Fannie Mae, the Business Day prior to such Distribution Date) on which such funds are available.
               (c) The Bank Bond Securitization Fees are payable only in the event that any of the Bank Bonds being held pursuant to this Agreement are securitized in accordance with Section 2.9 of the related Purchase Agreement. The Bank Bond Securitization Fees are payable to the GSEs until such time as the GSE Securities relating to such Bank Bonds are dissolved pursuant to Section 7 hereof or are paid off in accordance with their terms.

               (d) On each Distribution Date, the Administrator shall (i) withdraw from the TCLF Fee Collection Account and pay itself the Administrator Fee relating to administration of each TCLF in accordance with the TCLF Fee Schedule, (ii) remit the Participation Fees (less any amounts required to pay the Bank Bond Fee Shortfall for such Distribution Date pursuant to Section 11(b) above) to Treasury (or Treasury’s Financial Agent), but only to the extent funds are available therefor out of the Credit Liquidity and Facility Fees that are in the TCLF Fee Collection Account and (iii) remit the remaining Credit and Liquidity and Facility Fees in the TCLF Fee Collection Account pro rata to the GSEs. In addition, the Administrator shall remit to Treasury on each Distribution Date any Remarketing Proceeds and Bank Bond Additional Interest (less any amounts required to pay the Bank Bond Fee Shortfall for such Distribution Date pursuant to Section 11(b) above) deposited in the Bank Bond Collection Account.
               (e) On each Distribution Date, the Administrator shall distribute each GSE’s ratable share of the Investment Income derived from the Bank Bond Collection Account to the GSEs.
               (f) The GSEs shall provide the Administrator with the TCLF Fee Schedule and shall, on or prior to the fifth Business Day prior to each Distribution Date, provide the Administrator with any revisions or updates necessary to be made to the TCLF Fee Schedule in order for the Administrator to calculate the fees set forth on such schedule. The TCLF Fee Schedule shall be delivered to the Administrator in the manner (and format) mutually agreed to by the parties to this Agreement (although the TCLF Fee Schedule may be delivered in one or more counterparts, each of which shall be deemed to be a part of this Agreement).
          Section 12. Wire Instructions.
               (a) Distributions with respect to amounts payable to Treasury (or Treasury’s Financial Agent) and the GSEs hereunder will be made by wire transfer in immediately available funds in accordance with the wire instructions set forth on Exhibit E attached to this Agreement unless other wire instructions are subsequently provided to the Administrator prior to the applicable Distribution Date by such parties (or their designated agents). If the Administrator is unable to wire amounts to any party hereunder due to any issues with the wire instructions, the Administrator shall hold all such amounts in the Collection Accounts pending receipt of the wire instructions from such party. Upon receipt of new wire instructions, the Administrator shall thereafter promptly distribute such amounts on the next available Business Day. The final distribution in respect of any GSE Securities will be made only upon presentation and surrender of such GSE Securities at the Corporate Trust Office of the Administrator.
          Section 13. Remittance Reports; Bond Administration Reports.
               (a) On or before the third Business Day preceding each Distribution Date, the Administrator shall make available a monthly statement (a “Remittance Report”) to each GSE and Treasury (or its designee) in a mutually agreeable electronic format and in the manner agreed to in writing between the Administrator and such parties. The Remittance Report shall be substantially in the form of, and include the information set forth on, Exhibit B-1 attached to this Agreement. With the written consent of the other parties hereto, the Administrator may change the way the Remittance Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Administrator shall provide timely and adequate written notification to all above parties regarding any such proposed changes.
               (b) With respect to each Distribution Date, the Administrator shall calculate with respect to each Series, the following information (which, for the avoidance of doubt, shall be included in the related Remittance Report):
(1)	the First Loss Limit applicable to each GSE;

(2)	the Transaction Loss, if any, with respect to each Series and each TCLF;

(3)	the Program Losses (both as an aggregate amount and as a percentage of the applicable First Loss Limits), if any; and

(4)	the amounts payable, if any, by each GSE with respect to the related Partial Guarantee.
          Items (1) through (4) above shall be calculated and included in each Remittance Report by the Administrator on a current and cumulative basis, as applicable. Notwithstanding the foregoing, the Administrator shall have no responsibility to deliver or calculate any information with respect to any Series for which it has not received from the related HFA Trustee the information needed to make the calculations required for the Remittance Report.
               (c) On or before three Business Days prior to each Distribution Date, the Administrator shall make available to the GSEs a Bond administration report (a “Bond Administration Report”) in a mutually agreeable electronic format. Unless otherwise instructed in writing, the Bond Administration Report shall be sent by e-mail to bond_admin@fanniemae.com, hfa_credit&liquidity_notices@fanniemae.com and hfa_Bond_Adm@freddiemac.com. The Bond Administration Report shall be substantially in the form of, and include the information set forth on, Exhibit B-2 attached to this Agreement.
               (d) As may be mutually agreed to by the parties to this Agreement, the Administrator will provide the GSEs, from time to time, with any additional information or reports either may reasonably request relating to the Bonds or any TCLF being administered under this Agreement to the extent such information is reasonably available to the Administrator.
               (e) The GSEs and the Administrator each agree to modify from time to time Exhibit B-1 and Exhibit B-2 to this Agreement as may be reasonably necessary or appropriate to provide the GSEs and Treasury (or Treasury’s agents) with any additional information that they may reasonably request to the extent such information is reasonably available to the Administrator.

          Section 14. [RESERVED]
          Section 15. Resignation and Removal of the Administrator.
               (a) The Administrator shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except (i) upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over the Administrator or its properties or (ii) with the prior written consent of each GSE, upon the written acceptance by a successor Administrator selected by the Administrator. Notice of any such determination permitting or requiring the resignation of the Administrator pursuant to clause (i) above shall be communicated to the GSEs at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by a written opinion of counsel to such effect delivered to the GSEs concurrently with or promptly after such notice. No such resignation shall become effective until a successor Administrator reasonably acceptable to the GSEs shall have assumed the responsibilities and obligations of the resigning Administrator in accordance with Section 15(d) below.
               (b) Subject to Section 15(d) of this Agreement, the GSEs (acting together) may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.
               (c) Subject to Section 15(d) of this Agreement, at the sole option of the GSEs (acting together), the Administrator may be removed immediately upon written notice of termination from the GSEs to the Administrator if any of the following events shall occur:
     (i) the Administrator shall default in the performance of any of its material duties under this Agreement and, after written notice of such default is received by an Authorized Officer of the Administrator, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the GSEs);
     (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or
     (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.
          The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 15(c) shall occur, it shall give written notice thereof to the GSEs within three (3) Business Days after the happening of such event.
               (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the GSEs acting together and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.
          Section 16. Liability of Administrator; Indemnities.
               (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement, and it is expressly understood by all parties hereto that there shall be no implied duties of the Administrator hereunder. The Administrator shall not have any obligation to distribute or advance any funds from its own account hereunder and shall only be obligated, in accordance with this Agreement, to distribute funds to the extent such funds are received by the Administrator from amounts distributed with respect to the Bonds (including amounts received from any Remarketing Agent) or fees payable by the HFAs under the Reimbursement Agreements.
               (b) The Administrator shall indemnify, defend and hold harmless each GSE and any of the officers, directors, employees and agents of each GSE from and against any and all costs, expenses, losses, claims, actions, suits, damages and liabilities (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss, action, suit or damage) to the extent that such cost, expense, loss, claim, action, suit, damage or liability arose out of, or was imposed upon any such person through, (i) the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or (ii) a breach of any representation or warranty of the Administrator contained in this Agreement; provided that the Administrator shall have no liability, and shall not be obligated to indemnify the GSEs, for any action or inaction of the Administrator in compliance with instructions received by the Administrator from the GSEs hereunder pursuant to and in accordance with this Agreement. The Administrator immediately shall notify the GSEs if it becomes aware of a claim made by a third party with respect to this Agreement.
               (c) Fannie Mae shall indemnify, defend and hold harmless the Administrator and any of the officers, directors, employees and agents of the Administrator from and against any and all costs, expenses, losses, claims, actions, suits, damages and liabilities (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss, action, suit or damage) to the extent that such cost, expense, loss, claim, action, suit, damage or liability arose out of, or was imposed upon any such person through, (i)

the negligence, willful misfeasance or bad faith of Fannie Mae in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or (ii) a breach of any representation or warranty of Fannie Mae contained in this Agreement. Fannie Mae immediately shall notify the other parties hereto if it becomes aware of a written claim by a third party with respect to this Agreement.
               (d) Freddie Mac shall indemnify, defend and hold harmless the Administrator and any of the officers, directors, employees and agents of the Administrator from and against any and all costs, expenses, losses, claims, actions, suits, damages and liabilities (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss, action, suit or damage) to the extent that such cost, expense, loss, claim, action, suit, damage or liability arose out of, or was imposed upon any such person through, (i) the negligence, willful misfeasance or bad faith of Freddie Mac in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or (ii) a breach of any representation or warranty of Freddie Mac contained in this Agreement. Freddie Mac immediately shall notify the other parties hereto if it becomes aware of a written claim by a third party with respect to this Agreement.
               (e) The GSEs shall notify the Administrator promptly of any claim for which they may seek indemnity and the Administrator shall notify the applicable GSE of any claim for which it may seek indemnity. Failure by any party to make such notification hereunder shall not relieve any party of its obligations under this Section unless such failure materially prejudices the indemnifying party.
               (f) The parties hereto hereby agree that the provisions of this Section 16 shall survive the termination of this Agreement.
          Section 17. Compensation and Expenses of Administrator; Independence of the Administrator.
               (a) As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive each month (i) the Administrator Fee in accordance with the provisions of Section 10 and Section 11 hereof and (ii) any amounts payable to the Administrator out of the Collection Accounts pursuant to Section 5(a) and Section 6(b) hereof. The Administrator shall, subject to the next sentence, be reimbursed for its reasonable out-of-pocket expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants and the fees and expenses of counsel required to enforce the obligations under the Program Bonds but shall not be reimbursed for taxes imposed on the Administrator, and expenses incurred in connection with distributions and reports made by the Administrator. Prior to reimbursing itself for any such out-of-pocket expenses that exceed $5,000, the Administrator shall provide the GSEs with sufficient documentation relating to such expenses for which it seeks reimbursement in order for the GSEs to make a determination regarding whether such expenses should be reimbursed hereunder and shall reimburse itself for such expenses only to the extent the GSEs provide their written consent. The GSEs and the Administrator shall cooperate in good faith to resolve any disputes regarding reimbursements and documentation issues related thereto.

               (b) For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of either GSE with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly set forth herein or otherwise authorized in writing by the GSEs, the Administrator shall not have the authority to act for or represent the GSEs in any way and shall not otherwise be deemed an agent of the GSEs.
          Section 18. Limitation of Liability; No Joint Venture; Other Activities.
               (a) The Administrator shall incur no liability to anyone in acting upon any signature, instrument, statement, notice, resolution, request, direction, consent, order, certificate, report, opinion, bond, or other document reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper parties. Neither the Administrator nor any of its affiliates, directors, officers, shareholders, agents, or employees will be liable to the GSEs or others, except by reason of acts or omissions constituting bad faith, willful misfeasance, negligence, or reckless disregard of the Administrator’s duties under this Agreement or by a breach of any representation or warranty of the Administrator contained in this Agreement as provided in Section 16. In no event shall the Administrator or its directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.
               (b) Nothing contained in this Agreement (i) shall constitute the Administrator and the GSEs, Treasury or the Trusts as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.
               (c) Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity.
               (d) The Administrator shall not be responsible to the GSEs or any other person or entity for recitals, statements or warranties or representations of any other person or entity contained herein, in the Trust Agreements or in any other documents related to the New Issue Bond Program or the Temporary Credit and Liquidity Facility Program or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or the Trust Agreements on the part of the GSEs.
               (e) Except if the Administrator is negligent, the Administrator shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith.
               (f) The Administrator shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Administrator believes that repayment of such financial liability or adequate indemnity against such liability is not reasonably assured to it.
               (g) The Administrator may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.
               (h) The Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.
               (i) The Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.
               (j) The Administrator shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.
          Section 19. Representations and Warranties of the Administrator and the GSEs.
               (a) U.S. Bank National Association, as Administrator hereunder, makes the following representations and warranties on which each GSE is deemed to have relied on in appointing U.S. Bank National Association as the Administrator hereunder. The representations and warranties speak as of the execution and delivery of this Agreement.
     (i) The Administrator is a national banking association duly chartered and validly existing in good standing under the laws of the United States. The Administrator has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by the Administrator of this Agreement. The Administrator has all licenses, certificates and permits necessary to carry on its business as now being conducted and as contemplated hereby to be conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Administrator to conduct its business as it is presently conducted and as contemplated hereby to be conducted;
     (ii) The Administrator has the power and authority to execute and deliver this Agreement and to perform its obligations and duties hereunder in accordance herewith; the execution, delivery and performance of this Agreement by the Administrator and the consummation of the transactions contemplated hereby have been duly and validly authorized; and all requisite corporate action has been taken by the Administrator to make this Agreement valid and binding upon the Administrator in accordance with its terms;
     (iii) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Administrator, constitute and will constitute valid, legal and binding obligations of the Administrator, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally (whether considered in a proceeding at law or in equity);
     (iv) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Administrator and will not (A) result in the breach of any term or provision of the articles of incorporation or by-laws of the Administrator or (B) result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Administrator or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Administrator or its property is subject, which, in each case under this clause (B) would materially impair the ability of the Administrator to perform its duties and obligations under this Agreement;
     (v) There are no actions, suits or proceedings pending or, to the Administrator’s knowledge, threatened in writing against the Administrator which are reasonably likely to draw into question the validity of this Agreement or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of the Administrator to perform its duties and obligations under this Agreement; and
     (vi) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Administrator of or compliance by the Administrator with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained, made or given (as applicable).
               (b) Each GSE makes the following representations to the Administrator with respect to itself. The representations speak as of the execution and delivery of this Agreement.
     (i) The GSE is a duly organized and validly existing corporate instrumentality of the United States created and existing under the laws of the United States. The GSE has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by the GSE of this Agreement;
     (ii) The GSE has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance herewith; the execution, delivery and performance of this Agreement by the GSE and the consummation of the transactions contemplated hereby have been duly and validly authorized; and all requisite action has been taken by the GSE to make this Agreement valid and binding upon the GSE in accordance with its terms;
     (iii) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the GSE, constitute and will constitute valid, legal and binding obligations of the GSE, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally (whether considered in a proceeding at law or in equity);
     (iv) The consummation of the transactions contemplated by this Agreement will not (A) result in the breach of any term or provision of the by-laws of the GSE or (B) result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the GSE or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the GSE or its property is subject, which, in each case under this clause (B) would materially impair the ability of the GSE to perform its duties and obligations under this Agreement;
     (v) There are no actions, suits or proceedings pending or, to the GSE’s knowledge, threatened in writing against the GSE which are reasonably likely to draw into question the validity of this Agreement or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of the GSE to perform its obligations under this Agreement; and
     (vi) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the GSE of or compliance by the GSE with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained, made or given (as applicable).
          Section 20. Termination of the Agreement.
               (a) The respective obligations and responsibilities of the parties to this Agreement created hereby (other than the obligation of the Administrator to make any payments in accordance with Section 20(b) below and Section 16 hereof) shall terminate upon the latest to occur of (a) the last action required to be taken by the Administrator hereunder with respect to any Series, (b) the dissolution of the last Trust outstanding and (c) the retirement of all the Bonds being held by the Administrator hereunder.
               (b) To the extent that any amounts are received by the Administrator with respect to the Bonds or GSE Securities after this Agreement is terminated in accordance with Section 20(a) above, the Administrator shall hold such amounts in an Eligible Account and distribute such amounts in accordance with the terms of this Agreement in the same manner as if this Agreement were never terminated pursuant to the provisions hereunder. This Section 20(b) shall survive the termination of this Agreement.
               (c) Promptly upon the effective date of termination of this Agreement pursuant to Section 20(a) of this Agreement or the removal of the Administrator pursuant to Section 15(b) or 15(c) of this Agreement, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses validly accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 15 of this Agreement and the payment of all amounts owed to it hereunder, deliver to each GSE all property and documents of or relating to the respective Bonds then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 15(a), 15(b) or 15(c) of this Agreement, the Administrator shall cooperate with the GSEs and take all reasonable steps requested to assist the GSEs in making an orderly transfer of the duties of the Administrator in accordance with the terms of this Agreement.
          Section 21. Notices.
          All notices, directions, certificates or other communications hereunder shall be sent by certified or registered mail, return receipt requested, or by overnight courier addressed to the appropriate notice address set forth below. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this Section. Any of the parties hereto may, by such notice described above, designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. Any notices hereunder may also be sent by e-mail if such addresses are provided below in this Section (which such notices shall be deemed to have been given upon actual receipt). The notice addresses are as follows:

To Administrator:	For the New Issue Bond Program:

U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA 02110
	Attention:	Structured Finance/HFA Program

	E-mail:	usbhfa@usbank.com

For the TCLF:

U.S. Bank National Association EP-MN-WS3T 60 Livingston Avenue St. Paul, MN 55107 Attn: TFM/HFA Initiative

	E-mail:	usbhfa@usbank.com

To Fannie Mae:	Fannie Mae 3900 Wisconsin Avenue, N.W. Washington, D.C. 20016
	Attention:	Carl W. Riedy, Jr. Vice President for Public Entities Channel, Housing and Community Development

	E-mail:	Carl_W_Riedy@fanniemae.com

and

	Attention:	Barbara Ann Frouman Vice President and Deputy General Counsel, Housing and Community Development

	E-mail:	Barbara_Ann_Frouman@fanniemae.com

	Attention:	Robert Wright Director of Loan Pooling, Mortgage Operations — Bond Administration

	E-mail:	Robert_Wright@fanniemae.com

With an e-mail copy to: bond_admin@fanniemae.com

	Attention:	Douglas G. Higgs Director, Operations

	E-mail:	Douglas_G_Higgs@fanniemae.com

With an e-mail copy to: hfa_credit&liquidity_notices@fanniemae.com

With a fax copy to: (202) 752-6853

To Freddie Mac:	Freddie Mac 1551 Park Run Drive Mail Stop D4F McLean, Virginia 22102
	Attention:	Mark D. Hanson Vice President Mortgage Funding

and

Freddie Mac 8200 Jones Branch Drive Mail Stop 210 McLean, Virginia 22102

	Attention:	Melinda Reingold Vice President Deputy General Counsel — Mortgage Securities

	E-mail:	Melinda_Reingold@freddiemac.com

with a copy to:
Arnold Dean Associate General Counsel

	E-mail:	Arnold_Dean@freddiemac.com

and

Edward S. Abrams Associate General Counsel

	E-mail:	Edward_Abrams@freddiemac.com

To Treasury and	Care of:
Treasury’s

Financial Agent:	JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, Floor 19 Attention: Lillian G. White Phone - 212-552-2392 Fax - 212-552-0551

	E-mail:	jpm.hfa@jpmorgan.com

with a copy to:

	E-mail:	Lillian.G.White@jpmorgan.com

Notice delivered to Treasury at the address given above shall also constitute notice to Treasury’s Financial Agent.
or to any other address any party provides to the other parties in writing.
          Section 22. Amendments.
          The parties to this Agreement may from time to time amend this Agreement in writing, and such amendments, when executed by all parties, shall then become a part of this Agreement.
          Section 23. Governing Law.
          This Agreement shall be governed by, and interpreted in accordance with, the laws of the United States, not the law of any state or locality. To the extent that a court looks to the laws of any state to determine or define the laws of the United States, it is the intention of the parties to this Agreement that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.
          Section 24. Entire Agreement; Priority of Agreements.
          This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to the matters set forth herein. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. In the event of any conflict or inconsistency between this Agreement and any Trust Agreement, this Agreement shall control.
          Section 25. Successors and Assigns.
          This Agreement may not be assigned by the Administrator unless each GSE consents to that assignment in writing. An assignment satisfying the conditions set forth in the preceding sentence shall, if accepted by the assignee under this Agreement, bind that assignee in the same manner as the Administrator is bound under this Agreement. Notwithstanding the foregoing, this Agreement may be assigned by (a) either GSE without consent of any party or (b) the Administrator without the consent of the GSEs to a corporation or other organization that is a successor (by merger, consolidation, or purchase of assets) to a GSE or the Administrator, as applicable; provided that such successor organization shall execute and deliver to the other parties hereto an agreement in which that organization agrees to be bound under this Agreement in the same manner as the GSE or Administrator, as applicable, is bound under this Agreement. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.
          Section 26. No Third-Party Beneficiaries; Treasury as Beneficiary.
          Except as to Treasury, this Agreement does not confer any rights, benefits, remedies or claims, either at law or in equity, on any person not a party to this Agreement. Treasury shall be a beneficiary, and entitled to enforce the provisions, of this Agreement.
          Section 27. Headings.
          The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
          Section 28. Counterparts.
          This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.
          Section 29. Severability.
          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          Section 30. Records.
          The Administrator shall maintain appropriate books of account and records as required by law and relating to the Administrator’s services performed under this Agreement. These books of account and records shall be accessible for inspection upon written request, given at least three Business Days prior to inspection, by the GSEs or Treasury’s Financial Agent at any time during normal business hours.

          IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By:	/s/ Carl W. Riedy, Jr.

	Name:	Carl W. Riedy, Jr.
	Title:	Vice President for Public Entities Channel, Housing and Community Development

FEDERAL HOME LOAN MORTGAGE CORPORATION
By:	/s/ Charles W. Pearson

	Name:	Charles W. Pearson
	Title:	Vice President, Loan and Securities Operations

U.S. BANK NATIONAL ASSOCIATION, as Administrator
By:	/s/ Julie A. Kirby

	Name:	Julie A. Kirby
	Title:	Vice President

Schedule I
PROGRAM BOND FEE SCHEDULE

Administrator Fee:	$130,000 per year ($65,000 per GSE) to be paid in equal monthly installments out of the amounts otherwise payable to the GSEs under this Agreement.

Closing Agent Fee:	One time fee of $25,000 ($12,500 per GSE) to be paid by the GSEs on the second settlement date for the New Issue Bond Program (which is expected to be January 12, 2010).

Program Bond Guarantee Fee:	With respect to each GSE and Program Bond Series, a per annum rate equal to the product of 0.25% and the unpaid principal amount of the Program Bonds being held under the Administration Agreement (paid monthly to the GSEs); provided, however, for purposes of this calculation, Program Bonds that are subject to Conversion, and for which the Release Date has not occurred, are excluded.

Schedule II:
TCLF FEE SCHEDULE

Administrator Fee:	A per annum rate, payable monthly out of amounts otherwise payable to the GSEs under this Agreement, equal to the product of 0.0008% and the sum of (i) the then current aggregate of the Principal Portion of the Amount Available (as such terms are defined in the TCLFs) under each of the then outstanding TCLFs plus (ii) the principal amount of all Bank Bonds.

Bank Bond Additional Interest:	If Bank Bonds are not securitized: A per annum rate equal to the product of (a) the Prime Rate plus 1% minus 0.25% and (b) principal Amount of the Bank Bonds (paid monthly)

If the Bank Bonds are securitized: A per annum rate equal to the product of (a) the Prime Rate plus 1% minus 0.30% and (b) the principal amount of the Bank Bonds (paid monthly)

Bank Bond Guarantee Fee:	A per annum rate equal to the product of 0.25% and the principal amount of the Bank Bonds (paid monthly)

Bank Bond Securitization Fee:	A per annum rate equal to the product of 0.05% and the principal amount of the Bank Bonds (paid monthly)

EXHIBIT A
FORM OF CUSTODIAL RECEIPT
Date: [               ]
Percentage Interest: 50%
# of [Bank Bonds] [Program Bonds]: [     ]
Current Balance of Securities as of __/__/__ $[          ]
[Replaces Custodial Receipt Dated __/__/__]
Fannie Mae or Freddie Mac
Address
Address
Attn:[                       ]
Re:	Amended and Restated Administration Agreement, dated as of January 22, 2010 (the “Administration Agreement”), among Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and U.S. Bank National Association, as Administrator
Ladies and Gentlemen:
          In accordance with the provisions of Section 4 of the above-referenced Administration Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Administration Agreement), the undersigned, as the Administrator, hereby certifies it holds each [Bank Bond] [Program Bond] described in the attached Administrator [Bank Bond] [Program Bond] Schedule.
          The delivery of this Custodial Receipt evidences that (i) the Administrator has received the related [Bank Bond] [Program Bond] in its account at DTC and has credited each Bond to the trust account as required under the Administration Agreement, (ii) the Administrator is holding each [Bank Bond] [Program Bond] identified on the Administrator [Bank Bond] [Program Bond] Schedule attached hereto, pursuant to the Administration Agreement, as the bailee of and custodian for [GSE Trusts] for their respective interest in the [Bank Bonds] [Program Bonds] as reflected in this Custodial Receipt, and (iii) such [Bank Bonds] [Program Bonds] will be continue to be so held by the Administrator until released in accordance with the terms and any conditions set forth in the Administration Agreement.
          The Administrator makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the [Bank Bonds] [Program Bonds] or (ii) the collectability, insurability, effectiveness or suitability of any such [Bank Bond] [Program Bond].
          On each date the Administrator delivers to the [GSE Trust] a Custodial Receipt, it shall supersede the Custodial Receipt previously delivered by the Custodian to the [GSE

Trust]hereunder. The most recently delivered Custodial Receipt shall control and be binding upon the parties hereto.

U.S. BANK NATIONAL ASSOCIATION, as Administrator
By:
Name:
Title:

A-2

EXHIBIT B-1
FORM OF REMITTANCE REPORT
Event File

FIELD NAME	DATATYPE	NOTE
DT_REPORT	DATE	DATE THE EVENT OCCURED
CUSIP	TEXT	CUSIP
HFA_NAME	TEXT	FULL NAME OF THE HFA
HFA_STATE	TEXT	2 CHARACTER ABBREVIATION OF THE STATE
HFA_NAME_LOCAL	TEXT	NAME OF THE LOCALITY (APPLIES TO NON-STATE HFAS)
HFA_TYPE	TEXT	VALID VALUES: LOCAL OR STATE
HFA_TRUSTEE	TEXT	NAME OF HFA TRUSTEE
HFA_REMARKET_AGENT	TEXT	NAME OF HFA REMARKETING AGENT
SERIES	TEXT	SERIES OF THE SECURITY
CLASS	TEXT	CLASS CODE FOR SECURITY
ORIG_BAL	NUMBER	VALUE OF BOND WHEN IT ENTERED THE PROGRAM (FOR TCLF = Principal Portion)
ORIG_INT_PORTION	NUMBER	INTEREST PORTION OF “AMOUNT AVAILABLE” FOR TCLF
ORIG_AMT_AVAIL	NUMBER	AMOUNT AVAILABLE FOR TCLF
ORIG_COUPON	NUMBER < 1	VALUE OF THE COUPON WHEN IT ENTERED THE PROGRAM
DIST_DAY	INTEGER	DAY OF THE MONTH SECURITY PAYS
DT_FIRST_PMT	DATE	DATE OF FIRST PAYMENT OF SECURITY
DT_FINAL_PMT	DATE	DATE OF LAST PAYMENT OF SECURITY
DT_SETTLE	DATE	DATE THE EVENT OCCURED
PMT_FREQ	INTEGER	VALID VALUES: 0 — 9
COLLAT_TYPE	TEXT	VALID VALUES: SF OR MF
SECURITY_STATUS	INTEGER	VALID VALUES: 10 — 16
EVENT_TYPE	INTEGER	VALID VALUES: 100 — 107
EVENT_AMOUNT	NUMBER	THIS VALUE CAN BE NULL OR 0 FOR SPECIFIC EVENT TYPES
EVENT_FEE	NUMBER	THIS VALUE CAN BE NULL OR 0 FOR SPECIFIC EVENT TYPES
SPREAD	NUMBER < 1	SPREAD RELATED TO MF CONSTRUCTION SECURITIES
DT_RESET	DATE	VALUE USED TO DETERMINE RESET TIME ON SPECIFIC MF SECURITIES
MF_COLLAT_DESC	TEXT	USED FOR SPECIFIC CONSTRUCTION RELATED MF SECURITIES
GSE_ISSUER	TEXT	VALID VALUES: FHLM OR FNMA. NULL FOR NON-GSE
LINK_FHLM_CUSIP	TEXT	CUSIP REPRESENTING LINKED FHLM GSE SECURITY
LINK_FNMA_CUSIP	TEXT	CUSIP REPRESENTING LINKED FNMA GSE SECURITY
TRANS_ID	INTEGER	VALUE TO ASSOCIATE RELATED CONVERSION EVENTS
Monthly File

FIELD NAME	DATATYPE	NOTE
DT_REPORT	DATE	DATE THE FILE REPRESENTS
CUSIP	TEXT	CUSIP
DT_DIST	DATE	DATE THE SECURITY PAYS IN THE REPORTING PERIOD
BEG_BAL	NUMBER	BEGINNING BALANCE OF SECURITY AT BEGINNING OF PERIOD
END_BAL	NUMBER	ENDING BALANCE OF SECURITY AT END OF PERIOD
END_BAL_FACTOR	NUMBER < = 1	CURRENT FACTOR. VALUE SHOULD NOT EXCEED 1
PRIN_DIST_SCHED	NUMBER	AMOUNT SECURITY IS REDUCED THROUGH NORMAL PRINCIPAL PAYDOWN IN PERIOD
PRIN_DIST_UNSCHED	NUMBER	AMOUNT SECURITY IS REDUCED THROUGH EXTRA PRINCIPAL PAYDOWN IN PERIOD
INT_DIST	NUMBER	AMOUNT OF INTEREST PAYED IN PERIOD
COUPON	NUMBER < 1	COUPON RATE IN PERIOD
BEG_CRED_ADV_PRIN	NUMBER	BEGINNING OUTSTANDING PRINCIPAL CREDIT ADVANCES
CRED_ADV_PRIN	NUMBER	CURRENT PERIOD CREDIT ADVANCE FOR PRINCIPAL
CRED_ADV_PRIN_REPAY	NUMBER	CURRENT PERIOD CREDIT ADVANCE FOR PRINCIPAL REPAID
END_CRED_ADV_PRIN	NUMBER	ENDING OUTSTANDING PRINCIPAL CREDIT ADVANCES
BEG_CRED_ADV_INT	NUMBER	BEGINNING OUTSTANDING INTEREST CREDIT ADVANCES
CRED_ADV_INT	NUMBER	CURRENT PERIOD CREDIT ADVANCE FOR INTEREST
CRED_ADV_INT_REPAY	NUMBER	CURRENT PERIOD CREDIT ADVANCE FOR INTEREST REPAID
END_CRED_ADV_INT	NUMBER	ENDING OUTSTANDING INTEREST CREDIT ADVANCES
BEG_ACCINT_ON_CRED_ADV	NUMBER	BEGINNING ACCRUED INTEREST OUTSTANDING ON CREDIT ADVANCES
ACCINT_ON_CRED_ADV	NUMBER	CURRENT PERIOD ACCRUED INTEREST ON CREDIT ADVANCES
ACCINT_ON_CRED_ADV_PAID	NUMBER	CURRENT PERIOD ACCRUED INTEREST ON CREDIT ADVANCES PAID
END_ACCINT_ON_CRED_ADV	NUMBER	ENDING ACCRUED INTEREST OUTSTANDING ON CREDIT ADVANCES
BEG_PRIN_PORTION	NUMBER	BEGINNING PRINCIPAL PORTION FOR TCLF
END_PRIN_PORTION	NUMBER	ENDING PRINCIPAL PORTION FOR TCLF
BEG_INT_PORTION	NUMBER	BEGINNING INTEREST PORTION FOR TCLF
END_INT_PORTION	NUMBER	ENDING INTEREST PORTION FOR TCLF
TREAS_FEE_RATE	NUMBER < 1	RATE OF FEE IN BPS CHARGED BY US TREASURY TO HFA. APPLIES ONLY TO TCLF
TREAS_FEE	NUMBER	TOTAL AMOUNT OF FEES DUE TO US TREASURY
GSE_FEE_RATE	NUMBER < 1	RATE OF FEE IN BPS CHARGED BY THE GSE TO HFA. APPLIES ONLY TO TCLF
GSE_TCLF_FEE	NUMBER	AMOUNT DUE TO GSE BY HFA FOR TCLF PROGRAM
GES_NIBP_FEE	NUMBER	AMOUNT DUE TO GSE BY HFA FOR NIB PROGRAM
MISC_FEE	NUMBER	TOTAL AMOUNT OF OTHER MISC FEES
ADMIN_FEE	NUMBER	AMOUNT FEE TO US BANK FOR ACTING AS ADMINISTRATOR
BB_SECUR_FEE	NUMBER	AMOUNT FEE DUE TO GSE FOR SECURITIZING A BANKBOND

B-1

EXHIBIT B-2
FORM OF BOND ADMINISTRATION REPORT

Temporary Credit and Liquidity Facility (TCLF) Program & New Issue Bond Program (NIBP)	Contact: Julie Kirby Account Officer
617-603-6576
julie.kirby@usbank.com
As of Date: “mm/dd/yyyy”
NIBP Summary — December Securitization

GSE Payment information:	TOTALs	FNM1	FNM2	FRE1	FRE2
Cusip (if decided to use just one cusip per GSE)	N/A	#####	#####	#####	#####
Original Balance	0	0	0	0	0

Beginning Balance	0	0	0	0	0
Less: Principal Distribution	0	0	0	0	0
Less: Losses	0	0	0	0	0

Ending Balance	0	0	0	0	0

Ending Balance Factor	1.00000000	1.00000000	1.00000000	1.00000000	1.00000000

Coupon Rate	0.000%	0.000%	0.000%	0.000%	0.000%
Interest Distribution	0	0	0	0	0

Aggregate Underlying Bond Information by Single Family vs Multi-family:	TOTALs	SF	MF
Beginning Balance	0	0	0
Less: Principal Received	0	0	0
Less: Losses	0	0	0

Ending Balance	0	0	0

Ending Count	0	0	0

Interest Received	0	0	0

Aggregate Underlying Bond Information — Single Family by type:	TOTALs	PAR	PREMIUM	ESCROW
Beginning Balance	0	0	0	0
Plus / Less: Escrow Conversions	0	0	N/A	0
Less: Principal Received	0	0	0	0
Less: Losses	0	0	0	0

Ending Balance	0	0	0	0

Ending Count	0	0	0	0

Interest Received	0	0	0	0

Aggregate Underlying Bond Information — Multi-Family by type:	TOTALs	CONSTRUCT	NON-CON	ESCROW
Beginning Balance	0	0	0	0
Plus / Less: Escrow Conversions	0	0	N/A	0
Less: Principal Received	0	0	0	0
Less: Losses	0	0	0	0

Ending Balance	0	0	0	0

Ending Count	0	0	0	0

Interest Received	0	0	0	0

Reconciliation:	TOTALs	SF	MF
Available Funds (Principal and Interest Collected)	0	0	0

Distributions:	TOTALs	SF	MF
FNMA G-Fee	0	0	0
FHLMC G-Fee	0	0	0
Administration Fee	0	0	0
Closing Agent Compensation to USB	0	0	0
FNM1 / FNM2 to UST	0	0	0
FRE1 / FRE2 to UST	0	0	0

	0	0	0

Check:	0	0	0

Other Fees and Expenses paid (not paid out of collections):	TOTALs	FNMA	FHLMC
Initial Securitization Fee or GSE Program Fee to GSEs	0	0	0
Securitization Unwrap Fee or Security Termination Fee to GSEs	0	0	0
Out of pocket costs and counsel fees to GSEs	0	0	0
Escrow Release Fees to GSEs	0	0	0

B-2

Temporary Credit and Liquidity Facility (TCLF) Program & New Issue Bond Program (NIBP)	Contact: Julie Kirby Account Officer 617-603-6576
julie.kirby@usbank.com
As of Date: “mm/dd/yyyy”
TCLF Summary

TCLF Available Amount Summary:	TOTALs	SF	MF
Beginning Principal Portion	0	0	0
Plus: New HFA bonds entering program	0	0	0
Plus: Current Principal Credit Enhancement Draw Reimbursements	0	0	0
Less: Failed remarketings (converted to Bank Bonds)	0	0	0
Less: Principal Collected	0	0	0
Less: Current Principal Credit Enhancement Draws	0	0	0

Ending Principal Portion (A)	0	0	0

Ending Count	0	0	0

	TOTALs	SF	MF
Beginning Interest Portion	0	0	0
Plus: Current Interest Credit Enhancement Draw Reimbursements	0	0	0
Less: Current Interest Credit Enhancement Draw	0	0	0

Ending Interest Portion (B)	0	0	0

Ending Available Amount (A) + (B)	0	0	0

Credit Enhancement Activity:	TOTALs	SF	MF
Beginning Outstanding Principal Credit Enhancement Position	0	0	0
Plus: Current Principal Credit Enhancement Draws	0	0	0
Less: Current Principal Credit Enhancement Draw Reimbursements	0	0	0

Ending Outstanding Principal Credit Enhancement Position	0	0	0

	TOTALs	SF	MF
Beginning Outstanding Interest Credit Enhancement Position	0	0	0
Plus: Current Interest Credit Enhancement Draw	0	0	0
Less: Current Interest Credit Enhancement Draw Reimbursements	0	0	0

Ending Outstanding Interest Credit Enhancement Position	0	0	0

	TOTALs	SF	MF
Beginning Outstanding Interest on Credit Advance	0	0	0
Plus: Current Interest on Credit Advance (Prime + 1%)	0	0	0
Less: Current Reimbursements of Outstanding Interest	0	0	0

Ending Outstanding Credit Enhancement Position	0	0	0

Bank Bond Summary:	TOTALs	SF	MF
Beginning Balance	0	0	0
Plus: Failed Remarketings	0	0	0
Less: Remarketed Bank Bonds	0	0	0
Less: Principal Collected (to UST)	0	0	0
Ending Balance	0	0	0

Ending Count	0	0	0

Total Interest Collected (to UST)	0	0	0

Total Fees:	TOTALs	SF	MF
Credit and Liquidity Facility Fees (.25%)	0	0	0
Treasury Credit Premiums	0	0	0
Bank Bond Program Fee (.25%)	0	0	0
Bank Bond Securitization Fee (.05%)	0	0	0
Bank Bond Securitization Unwrap Fee / GSE Termination Fee	0	0	0
Miscleaneous Fees to GSE (modification, consents, amendments, workout, legal)	0	0	0

Administrator Fee	0	0	0

Total Fees:	0	0	0

Total Funds Distributed:	TOTALs	SF	MF
Total to FNMA:	0	0	0
Total to FHLMC:	0	0	0
Total to UST	0	0	0

B-2-2

Temporary Credit and Liquidity Facility (TCLF) Program & New Issue Bond Program (NIBP)	Contact: Julie Kirby Account Officer
617-603-6576
julie.kirby@usbank.com
As of Date: “mm/dd/yyyy”
Program Summary

		TCLF		NIBP
Loss Sharing	TOTALs	FNMA	FHLMC	FNM1	FNM2	FRE1	FRE2
Beginning Program Losses	0	0	0	0	0	0	0
Plus: Transaction Losses	0	0	0	0	0	0	0
Less: Recoveries	0	0	0	0	0	0	0

Ending Program Losses	0	0	0	0	0	0	0

Percentage of First loss Limit	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Crossover Date	N/A

		TCLF		NIBP
	TOTALs	FNMA	FHLMC	FNM1	FNM2	FRE1	FRE2
First Loss Limit	0	0	0	0	0	0	0
Plus: Recoveries to First Position Loss	0	0	0	0	0	0	0
Less: First Position Losses	0	0	0	0	0	0	0

First Loss Limit Remaining	0	0	0	0	0	0	0

		TCLF		NIBP
	TOTALs	FNMA	FHLMC	FNM1	FNM2	FRE1	FRE2
Beginning Second Position Losses	0	0	0	0	0	0	0
Plus: Loss Sharing Payment	0	0	0	0	0	0	0
Less: Recoveries to Second Position Loss	0	0	0	0	0	0	0

Ending Second Position Losses	0	0	0	0	0	0	0

Total Funds Distributed:	TOTALs
Total to Administrator	0
Total to FNMA	0
Total to FHLMC	0
Total to UST	0

B-2-3

EXHIBIT C
LOSS SHARING
[SEE ATTACHED]

C-1

SCHEDULE C

The following is the Uniform Loss Sharing Attachment for the New Issue Bond Program and the Temporary Credit and Liquidity Facility Program. This attachment contains the provisions applicable to (i) Partial Guarantees relating to GSE Securities issued from time to time under the New Issue Bond Program and (ii) Participation Agreements entered into from time to time and Partial Guarantees relating to GSE Securities issued from time to time under the Temporary Credit and Liquidity Facility Program.

This Uniform Loss Sharing Attachment is attached to each Partial Guarantee and each Participation Agreement.

Section 1     Definitions.  In this Attachment and in any agreement or other document to which this Attachment is attached, all capitalized terms have the meanings given to those terms in this Section 1 unless the context or use clearly indicates a different meaning. Any capitalized term used in this Attachment but not defined in this Exhibit shall be used as defined in the agreement or other document to which this Exhibit is attached. The following terms have the following meanings:

“Amount Available” has the meaning given to that term in each Temporary Credit and Liquidity Facility.

“Bank Bonds” means any VRDOs that were tendered for purchase by a bondholder and were put to the GSEs under a TCLF and have not yet been remarketed to a new bondholder, whether or not the GSEs have issued GSE Securities backed by such Bank Bonds.

“Bonds” means, as the case may be, VRDOs, Bank Bonds and New Issue Bonds.

“Credit Advance” means an advance under a TCLF to pay debt service due on VRDOs for which there are insufficient funds available under the related indenture.

“Event of Default” means an “event of default” as such term is defined in the related bond indenture for the underlying bonds.

“Fannie Mae” means the Federal National Mortgage Association, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et seq.

“First Loss Limit” has the meaning given to that term in Section 5.

“First Position Loss” means the amount of Program Loss to be borne by Treasury under the Program. The First Position Loss is that portion of the Program Loss that does not exceed the First Loss Limit.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation, a shareholder-owned government-sponsored enterprise organized and existing under the laws of the United States.

“Government-sponsored enterprise” or “GSE” means either or both Fannie Mae and Freddie Mac.

“GSE Obligations” or “GSE Securities” are obligations and securities issued or guaranteed, in whole or in part, by Fannie Mae or Freddie Mac including, without limitation, Bank Bonds and New Issue Bonds and, with respect to the Temporary Credit and Liquidity Facility Program, Participation Agreements.

“HFA” means a housing finance agency created by any of the States of the United States or any possession, territory or commonwealth of the United States, or any political subdivision thereof.

“Liquidity Advance” means an advance under a TCLF to pay for bond purchase tenders relating to VRDOs.

“Loss Calculation Date” means the date as of which a Loss is calculated as provided in Paragraph 6.

“MOU” means the Memorandum of Understanding among Treasury, Federal Housing Finance Agency, Fannie Mae and Freddie Mac.

“Multifamily Credit Enhancement Program” means the Treasury program, distinct and separate from the Programs, to purchase HFA bonds which are guaranteed by the Credit Enhancement Agreement by either of the GSEs.

“New Issue Bond Program” means the program described in the New Issue Bond Program Agreement.

“New Issue Bond Program Agreement” means one or more New Issue Bond Program Agreements by and among Treasury and the GSEs, concerning the program for the acquisition of GSE Securities backed by New Issue Bonds.

“New Issue Bonds” means, collectively, the single family bonds and multifamily bonds which back GSE Securities purchased under the New Issue Bond Program Agreement.

“Partial Guarantee” means a partial guarantee provided by a GSE (a) pursuant to a GSE Security issued with respect to the Temporary Credit and Liquidity Facility Program or (b) pursuant to a GSE Security issued with respect to the New Issue Bond Program.

“Participation Agreement” means each Participation Agreement by and between Treasury and the GSEs whereby the rights, duties and obligations of the Treasury and the GSEs with respect to the Temporary Credit and Liquidity Facility Program (including the terms of the Partial Guarantee) are set forth, as such agreements are amended and supplemented.

“Program” means either of the New Issue Bond Program or the Temporary Credit and Liquidity Facility Program.

“Program Bonds” means New Issue Bonds and Bank Bonds.

“Program Losses” mean the aggregate of all Transaction Losses incurred under the Temporary Credit and Liquidity Facility Program and the New Issue Bond Program.

“Recovery” means any payment or other amount received or recovered with respect to a Transaction Loss. A Recovery excludes any amounts paid by a GSE to Treasury with respect to a Second Position Loss or any amounts payable by Treasury to the GSEs under any purchase agreement or participation agreement.

“Reimbursement Agreement” means each Reimbursement Agreement entered into among an HFA, a bond trustee and the GSEs relative to a TCLF, as such Reimbursement Agreements are amended and supplemented.

“Risk Rating” means the risk rating of an indenture under a Program.

“Second Position Loss” means that portion of Program Losses, if any, that is not allocated to the First Loss Position. Any Second Position Loss will be allocated to the Participation Agreements and Partial Guarantees in accordance with the Uniform Loss Sharing Attachment.

“Secured Multifamily Loans” means loans that are secured by multifamily properties.

“Temporary Credit and Liquidity Facility” or “TCLF” has the meaning given to that term in the Participation Agreement.

“Temporary Credit and Liquidity Facility Program” means the Program described in the Participation Agreement.

“Transaction Documents” means, collectively, the TCLF, the Reimbursement Agreement and related Bond documents with respect to any series included in the Temporary Credit and Liquidity Facility Program, as such documents are amended from time to time in accordance with their terms.

“Transaction Loss” means an amount calculated pursuant to Section 7 as the loss realized on a Program Bond or a Temporary Credit and Liquidity Facility.

“Trust” means a trust established by a GSE as a pass-through entity which holds one or more issues of Bonds and, where appropriate, a Partial Guarantee.

“VRDO” means a variable rate demand obligation bond issued by an HFA

Section 2     General Statement.  Treasury and the GSEs will share Program Losses, if any, realized on:

(a) the principal of the New Issue Bonds backing GSE Securities issued from time to time under the New Issue Bond Program; and

(b) the principal portion of all Credit Advances and Liquidity Advances made from time to time under the Temporary Credit and Liquidity Facilities issued under the Temporary Credit and Liquidity Facility Program.

Any losses incurred with respect to accrued but unpaid interest on any of the New Issue Bonds backing the GSE Securities issued from time to time under the New Issue Bond Program and on any Credit Advance or Liquidity Advance made from time to time under the Temporary Credit and Liquidity Facilities issued under the Temporary Credit and Liquidity Facility Program are not subject to sharing with the GSEs and will be entirely borne by Treasury. No loss sharing shall occur with respect to the Multifamily Credit Enhancement Program as a GSE will have provided credit enhancement for such Bonds separately.

Section 3     GSE Only Shares in Losses for its Activities in Programs.  The sharing of Program Losses will be structured between Treasury and each GSE separately. A GSE will only share in Program Losses realized on the New Issue Bonds backing the GSE Securities issued by that GSE and on losses realized on that GSE’s portion of the Temporary Credit and Liquidity Facilities. Neither GSE will share in Program Losses allocable to the other GSE.

Section 4     Allocation of Losses between Treasury and GSE.  Treasury will bear all Program Losses realized on the New Issue Bond Program and the Temporary Credit and Liquidity Facility Program up to the First Loss Limit (“First Position Losses”). Each GSE will bear Program Losses, if any, realized on the New Issue Bond Program and the Temporary Credit and Liquidity Facility Program once the Program Losses, if any, realized by Treasury equal the First Loss Limit (“Second Position Losses”).

Section 5     First Loss Limit.  With respect to a GSE, the First Loss Limit will be 35% of the sum of:

(a) the aggregate original principal amount of all New Issue Bonds backing the GSE Securities issued from time to time under the New Issue Bond Program by that GSE; and

(b) the aggregate original principal portion of the Amount Available obligated to be paid by each GSE in each Temporary Credit and Liquidity Facility issued under the Temporary Credit and Liquidity Facility Program.

Such First Loss Limit may be adjusted by the GSEs and Treasury if the aggregate amount under either (a) or (b) above is less than $10 billion, or upon the obtaining or processing of information impacting the applicable Risk Ratings, or such other material new information that affects risk, commercial reasonableness, or safety and soundness under either the New Issue Bond Program or the Temporary Credit and Liquidity Facility Program. Any such adjustment shall be made in good faith by the GSEs and Treasury based upon objective thresholds factoring into, among other things, the applicable Risk Ratings and the aggregate amounts set forth in (a) and (b) above.

Section 6     When Transaction Loss is Calculated.

(a) New Issue Bond Program. Under the New Issue Bond Program, Transaction Loss will be calculated separately with respect to each Program Bond upon twelve (12) months after the first to occur of:

(1) the stated maturity date of the New Issue Bond;

(2) the date the New Issue Bond is fully redeemed;

(3) the date of acceleration of the New Issue Bond; or

(4) the date of mandatory tender in lieu of redemption of the New Issue Bond.

(b) Temporary Credit and Liquidity Facility Program. Under the Temporary Credit and Liquidity Facility Program, Transaction Loss will be calculated for each Temporary Credit and Liquidity Facility upon the last to occur of:

(1) the date the GSE has no further obligation under the Temporary Credit and Liquidity Facility;

(2) the date all Bank Bonds, if any, are paid in full, remarketed or redeemed; or

(3) twelve (12) months after the first to occur of:

(A) a Credit Advance remains unreimbursed;

(B) a Bank Bond is not paid or redeemed when due; or

(C) the GSE causes the acceleration, redemption or mandatory tender of the Bonds upon the occurrence of an Event of Default under any of the Transaction Documents.

Section 7     How Losses are Determined.

Transaction Losses will be calculated for a New Issue Bond or a Temporary Credit and Liquidity Facility as follows:

(a) New Issue Bond Program. Under the New Issue Bond Program, a Transaction Loss under a New Issue Bond is the amount of principal of such New Issue Bond then due and unpaid as of the date that Transaction Loss is calculated. Any accrued and unpaid interest and any interest on interest or interest on other unpaid sums will not be included in Transaction Losses and will be borne solely by Treasury.

(b) Temporary Credit and Liquidity Facility Program. Under the Temporary Credit and Liquidity Facility Program, a Transaction Loss under a Temporary Credit and Liquidity Facility is:

(1) all amounts owing and unpaid by the HFA under the related Reimbursement Agreement (relating to the principal portion of unreimbursed Credit Advances and unreimbursed Liquidity Advances); less

(2) the sum of all amounts reimbursed, received or recovered on account of the amounts owing under paragraph (1) above prior to the Loss Calculation Date.

The amount of any Transaction Loss will be allocated between unreimbursed Credit Advances and unreimbursed Liquidity Advances (and the related Bank Bonds) on the basis of the ratio of aggregate unreimbursed principal of the Credit Advances to the aggregate unreimbursed principal of the Liquidity Advances.

Transaction Losses will be adjusted pursuant to the provisions of Sections 11 and 12.

(c) Calculation Rules. For purposes of determining Transaction Loss under the New Issue Bond Program:

(1) Transaction Loss will be calculated only with respect to the Bonds actually held by the related Trust. Any Bonds that were not acquired by the Trust shall be excluded from the calculation of Transaction Loss.

(2) For purposes of calculating Transaction Loss, all payments made by the trustee for the Bonds shall be applied as principal or interest as characterized by the trustee for the Bonds in making such payment. Should the trustee for the Bonds not characterize a payment as either principal or interest, then that payment shall be characterized as required by the indenture or bond resolution for the Bonds. If the trustee for the Bonds does not characterize the payment as principal or interest and the related indenture or resolution contains no relevant terms, then the payment shall be applied first to outstanding and unpaid principal of the Bonds in the order of their stated maturity dates and then to accrued and unpaid interest on the Bonds in the order of their stated maturity dates.

Section 8     Procedure for Reporting a Transaction Loss.  Pursuant to the timeframes set forth in Paragraph 6 above, the GSE will calculate, or cause to be calculated, the amount of Transaction Loss, if any, realized on a New Issue Bond or Temporary Credit and Liquidity Facility as provided in Paragraph 7 above.

Section 9     Reporting if No Transaction Loss Calculated.  If the calculation prepared in accordance with Paragraph 7 above shows that no Transaction Loss was realized, the GSE will provide or cause to be provided a statement to that effect to Treasury within 90 days of the Loss Calculation Date.

Section 10     Reporting if Transaction Loss Calculated; Payment of Second Position Loss.

(a) Reconciliation. If the calculation shows that a Transaction Loss was realized, the GSE will send a written reconciliation calculation to Treasury within 90 days of the Loss Calculation Date which specifies:

(1) Transaction Identification: The New Issue Bond or Temporary Credit and Liquidity Facility for which the reconciliation is made.

(2) Transaction Loss: The Transaction Loss realized on the New Issue Bond or Temporary Credit and Liquidity Facility as of the Loss Calculation Date.

(3) Program Losses:

(A) Aggregate Program Losses (excluding only the Transaction Loss then just calculated for the New Issue Bond or Temporary Credit and Liquidity Facility for which the reconciliation is made); and

(B) Aggregate Program Losses realized as of the Loss Calculation Date (including the Transaction Loss then just calculated for the New Issue Bond or Temporary Credit and Liquidity Facility for which the reconciliation is made).

(4) The First Loss Limit.

(5) The amount of the First Loss Limit still to be borne by Treasury.

(b) First Position Losses. If the amount calculated in (a)(3)(B) is not more than the First Loss Limit, then the Transaction Loss for the New Issue Bond or Temporary Credit and Liquidity Facility for such reconciliation calculation is fully First Position Losses.

(c) Partial First Position Losses; Partial Second Position Losses. If the amount appearing in (a)(3)(A) is less than the First Loss Limit but the amount calculated in (a)(3)(B) exceeds the First Loss Limit, then:

(1) the portion of the Transaction Loss equal to the difference between the amount appearing in (a)(3)(A) and the First Loss Limit constitutes First Position Losses; and

(2) the remaining portion of the Transaction Loss not allocated to the First Position Losses constitutes Second Position Losses.

(d) Second Position Losses. If the amount appearing in (a)(3)(A) is more than the First Loss Limit, then the entire Transaction Loss constitutes Second Position Losses.

(e) Loss Sharing Payment. The GSE will pay the amount of any Second Position Losses (less all amounts previously paid by the GSE to Treasury as Second Position Losses) to Treasury or its order not later than 90 days after the Loss Calculation Date. Loss sharing payments made with respect to GSE Securities will be made as a distribution under the GSE Security and all other loss sharing payments will be paid to Treasury to such account as Treasury may require.

Section 11     Recoveries; Losses are Incurred But Not In Excess of the First Loss Limit.  This Section applies if a GSE has calculated that a Transaction Loss has been realized with respect to one or more New Issue Bonds or Temporary Credit and Liquidity Facilities but the amount of the aggregate Program Losses has not exceeded the First Loss Limit. If one or more payments are received or other amounts are received or recovered with respect to any New Issue Bond or Temporary Credit and Liquidity Facility in respect of a Transaction Loss, then all such amounts will be paid to Treasury and the related Transaction Loss and, consequently, the aggregate Program Losses will be reduced by the amount of such Recovery.

Section 12     Recoveries; Losses are Incurred Which Exceed the First Loss Limit.  This Section applies if a GSE has calculated that a Transaction Loss has been realized with respect to one or more New Issue Bonds or Temporary Credit and Liquidity Facilities, aggregate Program Losses exceed the First Loss Limit and the GSE has paid any Second Position Losses to Treasury. If one or more payments are received or other amounts are received or recovered with respect to any New Issue Bond or Temporary Credit and Liquidity Facility in respect of a Transaction Loss, then:

(a) the related Transaction Losses and, consequently, the aggregate Program Losses will be reduced by the amount of such Recovery;

(b) the GSE shall be entitled to such payments and other amounts, but not in excess of the amount of the Second Position Losses previously paid to Treasury; and

(c) any excess available after the payment made in subparagraph (b) above shall be paid to Treasury.

Section 13     Partial Guarantees of GSE Securities.  In order to evidence a GSE’s loss sharing obligations with respect to the GSE Securities it issues, the GSE will issue a partial guarantee to the related Trust (“Partial Guarantee”) for Program Losses allocable to such GSE Securities. The GSE will make a payment under a Partial Guarantee only under the circumstances set out in this Exhibit.

Section 14     Termination of Loss Sharing Upon Unwinding of GSE Security.  A GSE’s loss sharing obligations and any related Partial Guarantee will automatically terminate with respect to any New Issue Bonds or Bank Bonds and the related GSE Security if Treasury causes a GSE Security to be unwound in exchange for the underlying New Issue Bonds or Bank Bonds.

EXHIBIT D
AUTHORIZED PERSONS
FANNIE MAE

NAME	TITLE	SIGNATURE
Carl W. Riedy, Jr.	Vice President for Public Entities Channel, Housing and Community Development

Douglas Higgs,	Director

Sheila Saxton	Director

Rene Mondonedo	Loan Servicing Manager

Chanda Walker	Loan Administration Manager

Richard Sorkin	Vice President, Capital Markets — Structured Transactions

Robert Wright	Director, Mortgage Operations — Bond Administration
FREDDIE MAC

NAME	TITLE	SIGNATURE
Charles W. Pearson	Vice President, Loan and Securities Operations

D-1

EXHIBIT E
WIRE INSTRUCTIONS

FANNIE MAE:	Wire Instructions for New Issue Bond Program:

	Bank Name:	FNMA NYC
	ABA Number:	#021 039 500
	Account Name:	Bond Admin GR466
	Notes:	Deal Name

Wire Instructions for TCLF Program:

Always include category number, lender number and lender name. Please notify cash_management@fanniemae.com when wiring funds.

	(1) Fannie Mae Account Number and ABA are the same		021039500

	(2) Type of Transaction		10

	(3) Dollar Amount of Remittance		$

	(4) Fannie Mae Telegraphic Abbreviation		FNMA NYC/INV (Federal Reserve Bank, NY)

	(5) Fannie Mae Loan Number & Name Assigned To Loan		xxxxx-abc

(6) Type of Remittance

	(7) To Contact’s Attention		CLCS Servicing

	(8) Category Number (see below)		GR371

(9) Beneficiary Address:
Fannie Mae
3900 Wisconsin Ave. NW
Washington DC 20016
Mail Stop: 12H-341

FREDDIE MAC:	Bank Name:	FHLMC WASH
	ABA Number:	#021 033 205
	Account Number:	205229010
	Account Name:	G-fee
	Notes:	N-deal payments — N0XX
	Attn:	Multiclass Payment
	Phone Number:	571/382-5518

FHLMC WASH/INV
ABA: 021033205
Attn: Jim Wolfson
Ref: HFA legal fee (or securitization fee)

TREASURY:	ALL AMOUNTS TO BE WIRED TO TREASURY UNDER THIS AGREEMENT WILL BE WIRED USING THE WIRE INSTRUCTIONS SET FORTH BELOW FOR TREASURY’S FINANCIAL AGENT

TREASURY’S FINANCIAL AGENT	Custody Account # : P04700
Account Name: Gamma Hera — TCLP Single Family

Wire Instructions:
ABA: 021000021
DDA: 9009000127
FFC: P04700
Description: TCLP Fees

Custody Account #: P01711
Account Name: Gamma Hera — TCLP Multi Family

Wire Instructions:
ABA: 021000021
DDA: 9009000127
FFC: P01711
Description: TCLP Fees

ADMINISTRATOR	Wire Instructions for New Issue Bond Program:
ABA = 091000022 U.S. Bank
BBK = U.S. Bank N.A.
BNF = U.S. Bank Trust N.A..A.
A/C : 173103321118
OBI = Structured Finance- Account # (TBD)
Ref: NIBP-HFA Code*
Attn: Corporate Trust GSE Securitization

Wire Instructions for TCLF Program:
ABA = 091000022 U.S. Bank
BBK = U.S. Bank N.A.
BNF = U.S. Bank Trust N.A.
A/C = 1047-9045-0381
OBI = TFM- Trust Account # (TBD)
REF = TCLF-HFA Code*

*     HFA Code must be referenced in order to correctly identify funds
HFA INITIATIVE ISSUERS BY STATE AND CODE

State	HFA	St.	Issuer ID
Alabama	Alabama Housing Finance Authority	AL	ALAHFA
Alaska	Alaska Housing Finance Corporation	AK	AKHFCO
Arizona	Industrial Development Authority of the County of Maricopa	AZ	MARICO
Arizona	Industrial Development Authority of the County of Pima	AZ	PIMACO
Arizona	Arizona Housing Finance Authority	AZ	ARZHFA
Arizona	Tucson IDA	AZ	TUSIDA
Arizona	Industrial Development Authority of the City of Phoenix	AZ	PHXIDA
Arkansas	Arkansas Development Finance Authority	AR	ARKDFA
California	California Housing Finance Agency	CA	CALHFA
California	California Statewide Communities Development	CA	CALSCD
California	ABAG Finance Authority for Nonprofit Corporations	CA	CANONP
California	City of San Jose Housing Department	CA	SJHDPT
California	City of Los Angeles Housing Department	CA	LAHDPT

State	HFA	St.	Issuer ID
California	County of Contra Costa	CA	CONCOS

California	Independent Cities Finance Authority	CA	INCTYS

California	Cal Rural Home Buyers Fund	CA	CARURL

California	Southern California Home Financing Authority	CA	SOCALH

California	California Department of Veterans Affairs	CA	CADOVA

Colorado	City and County of Denver	CO	DENVCO

Colorado	El Paso County	CO	ELPSCO

Colorado	Colorado Housing and Finance Authority	CO	COLHFA

Connecticut	Connecticut Housing Finance Authority	CT	CONNHF

DC	District of Columbia Housing Finance Agency	DC	WDCHFA

Delaware	Delaware State Housing Authority	DE	DELHFA

Florida	Florida Housing Finance Corporation	FL	FLAHFA

Florida	Orange County Housing Finance Authority	FL	ORCHFA

Florida	Housing Finance Authority of Miami-Dade County	FL	MIAMID

Florida	Jacksonville Housing Finance Authority	FL	JAXHFA

Florida	Housing Finance Authority of Hillsborough County	FL	HILLCO

Florida	Housing Finance Authority of Pinellas County	FL	PINECO

Florida	Housing Finance Authority of Broward County, Florida	FL	BROWCO

Florida	Brevard County, Florida Housing Finance Authority	FL	BREVCO

Florida	Housing Finance Authority of Manatee Coutny, Florida	FL	MANACO

Florida	Housing Finance Authority of Palm Beach	FL	PLMBCH

Florida	Housing Finance Authority of Lee County	FL	LEECOU

Florida	Escambia County Housing Finance Authority	FL	ESCACO

Georgia	Urban Residential Finance Authority	GA	GAURBN

Georgia	Housing Authority of the City of Union City	GA	UNNCTY

Georgia	Housing Authority of Newnan	GA	NEWNAN

Georgia	Georgia Housing and Finance Authority	GA	GAHFNA

Georgia	Housing Authority of Dekalb County	GA	DEKACO

Hawaii	Hawaii Housing Finance Development Center	HI	HIHFDC

Idaho	Idaho Housing Finance Association	ID	IDAHFA

Illinois	Illinois Housing Development Authority	IL	ILLHDA

Illinois	City of Chicago Department of Finance	IL	CHIDOF

Illinois	Lake County Partners for Economic Development	IL	LAKECO

Illinois	Southwestern Illinois Development Authority	IL	SWILDA

Indiana	Indiana Housing and Community Development Authority	IN	INHCDA

Iowa	Iowa Finance Authority	IA	IOWAFA

Kansas	Sedgwick and Shawnee County	KS	SEDSHA

Kentucky	Kentucky Housing Corporation	KY	KENTHC

Louisiana	Finance Authority of New Orleans	LA	FANOLA

Louisiana	Louisiana Housing Finance Agency	LA	LAHFNA

Louisiana	Jefferson Parish Finance Authority	LA	JEFFPA

Louisiana	Hammond-Tangipahoa Home Mortgage Authority	LA	HAMTAN

Louisiana	Lafayette Public Trust Financing Authority	LA	LAFAYT

Louisiana	Denham Springs/Livingston Housing and Mortgage Finance Authority	LA	DENLIV

Louisiana	Rapides Finance Authority	LA	RAPIFA

Louisiana	St. Bernard Parish Home Mortgage Authority	LA	STBDPA

Louisiana	East Baton Rouge Mortgage Finance Authority	LA	EBRMFA

Louisiana	Calcasieu Parish Public Trust Authority	LA	CALCPA

State	HFA	St.	Issuer ID
Louisiana	Finance Authority of St. Tammany Parish	LA	STAMPA

Maine	Maine State Housing Authority	ME	MESTHA

Maryland	Housing Opportunities Commission of Montgomery County MD	MD	MONTMD

Maryland	Maryland Department of Housing and Community Development	MD	MDDHCD

Maryland	Anne Arundel County Economic Dev Corporation	MD	AACOED

Massachusetts	Mass Housing	MA	MAHOUS

Michigan	Michigan State Housing Development Authority	MI	MISTHD

Minnesota	Minnesota Housing Finance Authority	MN	MINHFA

Minnesota	Minneapolis / Saint Paul Housing Finance Board	MN	MNSTPL

Minnesota	Dakota County Community Development Agency	MN	DKCCDA

Mississippi	Mississippi Home Corporation	MS	MISSHC

Missouri	Missouri Housing Development Commission	MO	MIZHDC

Montana	Montana Board of Housing	MT	MONTBH

Nebraska	Nebraska Investment Finance Authority	NE	NEBIFA

Nevada	Nevada Housing Division	NV	NEVAHD

Nevada	Nevada Rural Housing Authority	NV	NEVRHA

New Hampshire	New Hampshire Housing Finance Authority	NH	NEWHHF

New Jersey	New Jersey Housing & Mortgage Finance Agency	NJ	NJHMFA

New Mexico	New Mexico Mortgage Finance Authority	NM	NMXMFA

New York	New York State Housing Finance Agency	NY	NYSHFA

New York	State of New York Mortgage Agency	NY	SONYMA

New York	City of Yonkers Industrial Development Agency	NY	YONKID

New York	Dutchess County Industrial Development Agency	NY	DUTCHS

New York City	New York City Housing Development Corporation	NY	NYCHDC

North Carolina	North Carolina Housing Finance Agency	NC	NORCAR

North Dakota	North Dakota Housing Finance Authority	ND	NORDAK

Ohio	Ohio Housing Finance Agency	OH	OHIOHL

Oklahoma	Cleveland County Home Loan Authority	OK	CLEVHL

Oklahoma	Oklahoma Housing Finance Agency	OK	OKLHFA

Oklahoma	Tulsa County Home Finance Authority	OK	TULSAH

Oklahoma	Oklahoma County Home Finance Authority	OK	OKLACO

Oregon	State of Oregon, Housing and Community Services Dept	OR	OREGON

Pennsylvania	Urban Redevelopment Authority of Pittsburgh	PA	PITTRD

Pennsylvania	Pennsylvania Housing Finance Agency	PA	PENHFA

Pennsylvania	Allegheny County Residential Finance Authority	PA	ALGHCO

Puerto Rico	Puerto Rico Housing Finance Authority	PR	PURICO

Rhode Island	Rhode Island Housing and Mortgage Finance Corporation	RI	RIHMFC

South Carolina	South Carolina State Housing Finance and Development Authority	SC	SCHFDA

South Dakota	South Dakota Housing Development Authority	SD	SDKHDA

Tennessee	Health and Education Facilities Board of the Metropolitan Government of Nashvill and Davidson County	TN	NASHVL

Tennessee	Health, Education & Housing Facility Board of the City of Memphis	TN	MEMPHS

Tennessee	Tennessee Housing Development Agency	TN	TNNHDA

Texas	Texas Department of Housing and Community Affairs	TX	TXDHCA

Texas	Capital Area Housing Finance Corporation	TX	CPAHFC

Texas	Amarillo Housing Finance Corporation	TX	AMARIL

Texas	City of Dallas Housing Finance Corporation	TX	DALLAS

Texas	Denton County Housing Finance Corporation	TX	DENTCO

State	HFA	St.	Issuer ID
Texas	Fort Bend County Finance Corporation	TX	FRTBND

Texas	Jefferson County Housing Finance Corporation	TX	JEFFCO

Texas	West Central Texas Regional Housing Finance Corporation	TX	WCENTX

Texas	Texas State Affordable Housing Corporation	TX	TXSAHC

Texas	Houston Housing Finance Corporation	TX	HOUSTN

Texas	Southeast Texas Housing Finance Corporation	TX	SETXHF

Texas	Cameron County Housing Finance Corporation	TX	CAMRCO

Texas	Panhandle Regional Housing Finance Corporation	TX	PANHAN

Texas	Heart of Texas Housing Finance Corporation	TX	HRTOTX

Texas	Nortex Housing Finance Corporation	TX	NORTEX

Texas	El Paso Housing Finance Corporation	TX	ELPSTX

Texas	Harris County Housing Finance Corporation	TX	HARRIS

Texas	Central Texas Housing Finance Corporation	TX	CENTTX

Texas	Concho Valley Housing Finance Corporation	TX	CONCHO

Texas	North Central Texas Housing Finance Corporation	TX	NORCTX

Texas	Tarrant County Housing Finance Corporation	TX	TARRCO

Texas	Travis County Housing Finance Corporation	TX	TRAVCO

Texas	Midland County Housing Finance Corporation	TX	MIDLCO

Texas	South Plains Housing Finance Corporation	TX	SOUPLA

Texas	Lubbock Housing Finance Corporation	TX	LUBHFC

Texas	Grand Prairie Housing Finance Corporation	TX	GRANPR

Texas	Alamo Area Housing Finance Corporation	TX	ALAMOA

Texas	Hidalgo Willacy Counties Housing Finance Corporation	TX	HIDALG

Texas	Northwest Central Texas Housing Finance Corporation	TX	NWCLTX

Texas	Arlington Housing Finance Corporation	TX	ARLING

Texas	Port Arthur Housing Finance Corporation	TX	PRTART

Texas	Garland Housing Finance Corporation	TX	GARLND

Texas	Montgomery County Housing Finance Corporation	TX	MONTTX

Texas	Bexar County Community Resources Department	TX	BEXRCO

Texas	Harlingen Housing Finance Corporation	TX	HARLIN

Texas	Laredo Housing Finance Corporation	TX	LAREDO

Texas	Texoma Housing Finance Corporation	TX	TEXOMA

Texas	San Antonio Housing Trust Finance Corporation	TX	SANANT

Utah	Utah Housing Corporation	UT	UTAHHC

Vermont	Vermont Housing Finance Agency	VT	VERMON

Virginia	Virginia Housing Development Authority	VA	VAHDEV

Washington	Washington State Housing Finance Commission	WA	WASHST

Washington	Seattle Housing Authority	WA	SEATTL

West Virginia	West Virginia Housing Development Fund	WV	WESTVA

Wisconsin	Wisconsin Housing and Economic Development Authority	WI	WISCHE

Wyoming	Wyoming Community Development Authority	WY	WYOCDA